EXHIBIT 10.6

                       THREE ISLANDS ASSOCIATES RETAIL.

            1001 Cherry Street Centre   23123 South State Road 7
                            Suite 308   Suite 255
             Columbia, Missouri 65201   Boca Raton, FL 33428

                         STANDARD SHOPPING CENTER LEASE

     This lease of January 19, 1996, by and between Three Islands Associates Retail, A Missouri General Partnership (Lessor) and Shochet Securities, Inc. (Lessee) is as follows:

SECTION ONE - Description of Premises

     (a) Lessor, in consideration of the rents, covenants and agreements herein contained, leases to Lessee premises, which are a portion of the Seawalk Pointe Shopping Center, containing approximately 5,000 square feet, in Hallandale, Broward County, Florida which premises are shown on the diagram annexed hereto on Schedule A (the "premises" of "demised premises").

     (b) This lease includes the non-exclusive right of Lessee and its agents, servants, successors, assigns, licensees, invitees, sublessees, concessionaires, customers, suppliers, and patrons to use and enjoy throughout the term of this lease the "common areas" of shopping center, including: the driveways, entrances, exists, roadways, parking areas, sidewalks, exterior faces of walls, walls, strollways, malls, truck, routes and rights-of-way, and other features and facilities provided for the general uses and purposes of all Lessees in the shopping center.

SECTION TWO - Term

     (a) The term of this lease is ten (10) years and fifteen (15) days commencing on February 15, 1996 and ending on February 28, 2006.

SECTION THREE - Construction of Improvements

     (b) Lessor reserves the right to construct additional improvements in the shopping center even though such additional improvements are not shown on said plans and specifications.

SECTION FIVE - Rent and Related Matters

     (a) Minimum rent. Lessee shall pay Lessor the yearly minimum fixed of Ninety-Five Thousand Dollars & 00/100 ($95,000.00) payable in advance in equal monthly installments of Seven Thousand Nine Hundred Sixteen Dollars & 67/100 ($7,916.67) on the First day of each and every month during the first year of this lease (February 15, 1996 - February 28, 1997).

     In the event Lessee is delinquent with the rental payment during a particular month and has been delinquent for two of the previous three months, Lessor has the right to accelerate the rent payments and demand the entire three months. Lessor has the right to accelerate the rent payments and demand he entire minimum yearly rent paid at that time. In other words, if rent is not received by Lessor by the fifth day of the month in which it is due and has been received after the fifth of the month in which it was due for two of the previous three month, Lessor has the right to demand the entire yearly minimum rent be paid in advance.


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     (e) Rent Due. It shall not be necessary for Lessor to demand the rent or any other payment or payments of money required to be made under the terms of this lease. Lessee shall pay each installment of rent and other payments as the same shall become due Lessor.

SECTION SIX - Late Charge

If any payment due is not received by Lessor by the tenth (10th) day of the month in which it is first due, a late charge of an additional five percent (5%) of the payment shall be paid to Lessor.

SECTION SEVEN Adjustment of Rent - See Addendum

SECTION EIGHT - Security Deposit

SECTION NINE  - Use of Premises

     (a) Lessee shall use the premises for the maintenance and operation of professional offices and for no other purpose including, without limitation, a stock brokerage.

     (b) Lessee shall keep the leased premises open, stocked and staffed for business during the hours of 9:00 o'clock a.m. to 5:00 o'clock p.m. five (5) days a week, except on Saturday and Sunday.

SECTION TEN - Advertising.

     (a) Lessee agrees to install an interior-lit, professionally-made sign on the premises and maintain such sign for the duration of this lease and any extensions thereof. Detailed drawings and specifications will be


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submitted to Lessor for written approval prior to installation and any subsequent changes to the sign must be made only after express written consent of Lessor. Lessee shall not install any sign or signs on the premises without Lessor's written consent, which consent shall not be unreasonably withheld or delayed. (b) Lessee shall not maintain any wall or window display or advertising which is not in good taste.

SECTION ELEVEN - Common Area Maintenance and Repair

     (a) Landlord will operate, manage, maintain and repair or cause to be operated, managed, maintained or repaired the common area of the center. "Landlord's common area costs" shall mean all costs of operating and maintaining the common area in a manner deemed by Landlord appropriate for the best interest of Tenants and other occupants of the center. Included among the costs and expenses which constitute Landlord's common area costs but not limited thereto shall be, at the option of Landlord, all costs and expenses of protecting, operating, managing, repairing, repaving, lighting, cleaning, painting, striping, insuring (including but not limited to fire and extended coverage insurance on common area, insurance protecting Lessor against liability for personal injury, death and property damage and worker's compensation insurance), removing of snow, ice and debris, police protection, security and security patrol, fire protection, regulating traffic, inspecting, repairing and maintaining of machinery and equipment used in the operation of the common area, depreciation of machinery and equipment, cost and expense of inspecting, maintaining, repairing and replacing storm and sanitary drainage systems and the expense of installing, maintaining and repairing burglar and fire alarm systems, cost and expense of landscaping and shrubbery, expenses of utilities and administrative and overhead cost equal to fifteen percent (15%) of all of the foregoing and all other of Lessor's common area cost.

     (b) The cost of roof repair, the cost of maintenance, repair and deferred maintenance and the cost of utilities, including the maintenance and repair of any heating and/or cooling units shall be borne by the small rental tenants of the shopping center, and shall be prorated and paid by Lessee in the proportion to the square feet occupied by Lessee as it bears to the total leasable square feet of the shopping center, excluding outlots and anchors which are required to maintain themselves. Additionally, Lessee will be responsible for its prorata share of administration costs charged by Lessor, not to exceed fifteen percent (15%) to the total common area maintaining charges.

     Lessee shall escrow with Lessor a portion of the maintenance costs equal to One Dollar and Seventy-Five Cents ($1.75) per square foot per annum in the demised premises payable in equal monthly installments on the first day of each month during this lease, equaling Seven Hundred Twenty-Nine Dollars and 17/100 ($729.17) or Eight Thousand Seven Hundred Fifty Dollars and 00/100 ($8,750.00) per year.

     (c) The maintenance charges and the costs of utilities will be adjusted every year to an amount equal to the average per square foot cost of the preceding year and this amount will be added to Lessee's monthly rent. If expenditures exceed the amount escrowed, then Lessee will promptly pay Lessor such increased amounts as a part of the next rent payment.

     (d) Lessee's prorata share of all common area maintenance charges is equal to Lessee's square feet divided by the total leasable square footage in the shopping center, excluding outlots and anchors which are required to maintain themselves.

SECTION TWELVE -- Sprinkler System

If a sprinkler system is provided by Lessor, Lessee shall pay to Lessor as additional rent Ten Cents ($0.10) per square foot of floor area per year, prorated for partial lease year, in equal monthly installments in advance on the first day of each full calendar month during the lease year equaling Forty-One Dollars and 67/100 ($41.67).

SECTION THIRTEEN -- Repairs and Maintenance in General

     (a) Lessee shall clean, repair, maintain and provide preventive maintenance for all of the demised premises including but not limited to non-structural interior portions thereof, show windows and moldings, doors, windows, plate and window glass, floors, and shall clean, repair and replace when necessary the plumbing (in the interior of the demised premises), heating, air-conditioning, electrical (including meter bases that serve the demised premises) and sewage systems, filters, facilities and appliances located in the demised premises and on the roof thereof, if any. Upon request Lessee shall provide written evidence each year that all preventative maintenance measures have been made or taken by it in connection with the air-conditioning.

     (b) Lessee shall use licenses exterminators to keep the demised premises free from termites and common pests.

     (c) Lessee shall be liable for Lessor for all cleaning, repairs and maintenance causes by it, its agents, invitees, guests, servants, independent contractors or employees.

     (d) Lessor shall maintain the foundations and exterior walls.


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SECTION FOURTEEN -- Utilities

     Lessee shall pay for all utilities, including gas, water, electricity and sewer charges for the demised premises. If Lessor supplies any utilities to the demises premises, Lessee will reimburse Lessor therefor as a part of the next rent payment.

SECTION FIFTEEN -- Attorney's Fees

     If it is necessary for Lessor to employ an attorney to enforce any of the provisions of this lease, Lessee shall reimburse Lessor for the attorney's fee incurred and court costs, as well as the other expenses of litigation, if Lessor is successful.

SECTION SIXTEEN -- Alterations

     Lessee shall not make any alterations or additions to the demised premises without Lessor's written consent. All alterations, additions and improvements made by Lessee to or on the demised premises become the property of Lessor.

SECTION SEVENTEEN -- Repairs and Destruction of Improvements

     (a) Damage, destruction or partial destruction of any improvements in the shopping center shall not release Lessee from any obligation of this lease unless the demised premises are untenantable for two hundred ten (210) days; if the demised premises are untenantable for two hundred ten (210) days either party may terminate this lease.

     (b) If the premises are untenantable after 210 days and Lessor is proceeding to rebuild the premises, then from the 210th day until Lessor's delivery of the premises to Lessee the yearly minimum fixed rent and all triple net fees (i.e., CAM, insurance and real estate taxes) shall abate. The proceeds of any policy or policies in insurance covering this destruction or partial destruction of the demised premises are the property of Lessor.

SECTION EIGHTEEN -- Liens

     (a) Lien of Lessor. Lessor shall have a lien on all improvements placed in or on the demised premises by Lessee and on all fixtures, furniture, and merchandise kept or used on the premises to secure payment of all sums due Lessor and to secure performance of all Lessee's obligations under this lease.
(b) Mechanic's Lien. Lessee shall, within thirty (30) days of filing, cause the discharge of record of any mechanics' liens filed against the demised premises by payment, deposit, bond or court order. Breach of this provision shall be treated as the failure to pay the rent due Lessor under this lease.

SECTION NINETEEN -- Indemnification of Lessor

     Unless caused by the intentional act, intentional omission or negligence of Lessor, Lessor shall not at any time be liable for any injury or death to persons including customers and employees of Lessee, or loss, destruction or damage to property caused by water, rain, snow, frost, fire, storm and accidents, occurring in, on, or about the demised premises, whether such shall be caused by or arise out of any act, omission, or negligence of Lessee or of any occupant, subtenant, visitor or use of any portion of the demised premises. Lessor shall not be liable for any breakage, stoppage or leaking of water, gas, heating, sewer pipes or plumbing, on, about or adjacent to said premises.

SECTION TWENTY -- Waiver of Subrogation

     Each of the parties hereto does hereby release the other party and all other tenants of the shopping center known as The Seawalk Point Shopping Center from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to the property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss from which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful acts of either of the parties hereto. The parties further covenant that any insurance obtained on their respective properties shall contain an appropriate provision whereby the insurance company or companies consent to the mutual release of liability contained in this paragraph.

SECTION TWENTY-ONE -- Insurance

     (a) Lessee shall purchase and continue in force, in the names of Lessor and Lessee, general liability insurance against any and all claims for injuries to persons occurring in, on, or about the demised premises, during the term of this lease; such insurance at all times will be in an amount not less that $1,000,000 combined single limit for bodily injury and property damage in one occurrence. Policy must be issued by a company approved by Lessor, and certificates of coverage shall be furnished to Lessor annually.


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     (b) During the term of this lease, Lessor will carry standard property and casualty insurance upon the building(s) and other improvements comprising the Lessor's portion of the shopping center, including the parking lot area. Lessee will pay to Lessor its prorata share of the premium for such insurance placed upon the shopping center, which prorata share shall be ascertained by multiplying the amount of such insurance premium by a fraction whose numerator is the total number of square feet of floor area in Lessee's premises and whose denominator is the square feet of the shopping center which are insured by Lessor including Lessee's premises. Lessor will make demand for the reimbursement from Lessee for such insurance premium within one hundred eighty
(180) days of the day upon which Lessor shall pay such insurance premium, which will be paid by Lessee within thirty (30) days of its receipt thereof. Each such demand for reimbursement shall be accompanied by a copy of the insurance premium invoice.

     (d) Lessee agrees to hold Lessor harmless from all claims which may arise from, on, in or about the demised premises when such claims arise out of or are caused in whole or in part of defective, dangerous or unsafe condition of the premises, equipment, fixtures or appurtenances required by law or the terms of this lease to be maintained by Lessee.

     (e) In consideration of the large volume of business that the tenancy of Wal-Mart Stores, Inc. generates for the shopping center, and in consideration of the fact that Wal-Mart Stores, Inc. has executed a similar waiver in favor of all tenants in the shopping center, including Lessee, which Lessee acknowledges to be sufficient consideration, Lessee, and its employees, agents and every person claiming by, through or under Lessee, hereby releases Wal-Mart Stores, Inc. and its employees and agents, from any and all liability or responsibility (to Lessee or anyone claiming by, through or under Lessee by way of subrogation or otherwise) for any loss or damage to any property (real or personal) caused by fire or any other insured peril covered by any insurance policies or the benefit of either Lessee, or Wal-Mart Stores, Inc. even if such loss or damage shall have been caused by the fault or negligence of Wal-Mart Stores, Inc., its employees or agents.

     (f) Lessee shall escrow with Lessor a portion of the insurance costs equal to Thirty Cents ($0.30) per square foot per annum in the demised premises payable in equal monthly installments on the first day of each month during this lease equaling One Hundred Twenty-Five Dollars and 00/100 ($125.00) or Fifteen Hundred Dollars and 00/100 ($1,500.00) per year. Should Lessee's actual prorata share if insurance costs exceed the amount escrowed, then upon presentation by Lessor of the receipted insurance premium invoices for the year just ended and the amount of the Lessee's proportionate share of said charges, Lessee will promptly pay Lessor the balance due.

SECTION TWENTY-TW0 -- Real Estate Taxes, General Taxes and Assessments

     (a) Lessor will pay all real estate taxes, general taxes and assessments by a governmental authority for land and improvements which may be levied or assessed by any lawful authority against the shopping center where the demised premises are situated. Commencing with the date Lessee shall open its premises for business and during the term of this lease for each full calendar year and proportionately for any part of a calendar year, Lessee agrees to pay Lessor its prorata share of any such taxes and assessments levied or assessed against the shopping center.

     (b) Lessee's prorata share of any such taxes and assessments shall be ascertained by multiplying the amount of such tax by a fraction whose numerator is the total amount of square feet of floor area in Lessee's premises and whose denominator is the total amount of leased square feet of all the buildings in the lessor's portion of the shopping center, including Lessee's premises, excluding outlots and anchors. If they are separately assessed. Lessor will make demand for reimbursement from Lessee and each such demand shall be accompanied by a copy of the receipted tax statements for the taxes in respect of which reimbursement by a copy of the receipted tax statements for the taxes in respect of which reimbursement is requested for the tax year just ended and the amount of Lessee's proportionate share of the said taxes. Lessee will pay to Lessor within thirty (30) days following its receipt of Lessor's statement the amount shown as due thereon.

     (c) If it is deemed that the taxes are over-assessed, the Lessor has the right to hire a company on a contingency basis to have the assessment reduced to its proper level. The tenant will be responsible for his prorata share of the costs to have this assessment reduced to its proper level. The tenant will be responsible for its prorata share of the costs to have this assessment reduced; however, it is understood that the cost of this service will be less than


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the realized savings and in no event will the tenant be responsible for an amount greater than the original assessment dictates.

     (d) Lessee shall escrow with Lessor a portion of such tax costs equal to One Dollar and Forty-Five Cents ($1.45) per square foot per annum in the demised premises payable in equal monthly installments on the first day of each month during this lease equaling Six Hundred Four Dollars and 17/100 ($604.17) or Seven Thousand Two Hundred Fifty Dollars and 00/100 ($7,250.00) per year. Should Lessee's actual prorata share of taxes exceed the amount escrowed, then upon presentation by Lessor of the receipted tax statements for the year just ended and the amount of the Lessee's proportionate share of said charges, Lessee will promptly pay Lessor the balance due.

SECTION TWENTY-THREE -- Assignment and Sublease

     Lessee will not assign this lease or sublet (which term shall, without limitation, include the granting of concessions, license and the like) the whole or any part of the leased premises without first receiving the written consent of Lessor. In the event Lessor does consent does consent to any assignment subletting, Lessee herein named shall remain fully liable for all of the obligations of the Lease. Lessee's obligation shall continue throughout the term of this lease despite any assignments or subletting. In other words, if Lessor consents to an assignment or subletting and the assignee or subtenant or any subsequent assignees or subtenants default in the performance of any obligation of this lease, Lessee shall be liable therefor. In the event Lessor consents to an assignment or subletting, Lessee shall immediately pay Lessor $500.00 to compensate Lessor for Lessor's expense incurred in subletting.

SECTION TWENTY-FOUR -- Service of Notice

     Service of any notice served by Lessor on Lessee shall be sufficient on Lessee or any of its agents or employees, or ported on or near the front door of the premises, or if sent by certified or registered mail with sufficient postage attached to Lessee at the latest address furnished by Lessee.

SECTION TWENTY-FIVE -- Default

     (a) Failure of Lessee to pay any installment of rent or other sum when due shall be a default. Failure of Lessee to promptly perform each and every provision of this lease shall be a default. If Lessee vacates the premises, that shall be a default. If Lessee defaults, Lessor at its option may terminate Lessee's rights under this lease, but Lessor's declaration shall not relieve Lessee of its obligation under this lease.

     Possession of the demised premises and all additions and improvements thereon shall be delivered to Lessor upon ten (10) days' written notice that lessor has exercised its option, and Lessor and its representatives without further notice to Lessee and without issuance or service of any summons, petition or complaint shall be entitled to any may reenter, take immediate possession of the demised premises by whatever means are necessary and remove all persons and property from the demised premises. In any such event, Lessee hereby expressly waives the service of any notice in writing of intention to reenter.

     (b) Lessee's obligation shall continue throughout the term of this lease despite any default or repossession by Lessor.

     (c) If Lessor takes possession of the demised premises and is unable to rent it for an amount equal to the highest rent paid by LSessee in any year of this lease, Lessee shall pay Lessor the difference throughout the term of this lease.

SECTION TWENTY-SIX -- Termination

     At the end of the term of this lease, Lessee shall surrender to Lessor the demised premises, together with all improvements therein in good condition, except for ordinary wear and tear. No items of personal property or fixtures will be removed from the demised premises including, but not limited to, carpeting, walls, lighting, without the Lessor's written approval.

SECTION TWENTY-SEVEN -- Entry by Lessor

     Lessor and its agents shall have free access to the demised premises during all reasonable hours after reasonable prior notice, except in case of emergency, for the purposes of inspection and repair. Within six (6) months prior to the end of this lease, Lessor may place "For Lease" signs on the demised premises, not to be affixed to the building.


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SECTION TWENTY-EIGHT -- Effect of Bankruptcy

     If Lessee becomes bankrupt or makes an assignment for benefit of creditors, or in the event a receiver is appointed for Lessee, then Lessor may terminate this lease and take possession of the demised premises without waiving any of its rights.

SECTION TWENTY-NINE -- Condemnation

     Should the demised premises of sufficient portion thereof be condemned so as to render the remainder unusable, Lessee have the option to terminate this lease from the date of the taking of possession by the condemnor.

SECTION THIRTY -- Holding Over

     If Lessee holds over or continues possession after the termination of this lease, Lessee shall pay three (3) times the rent computed on a daily basis of the highest rent paid by Lessee during the term of this lease.

SECTION THIRTY-ONE -- Subordination

     This lease is subject and subordinate to all ground or underlying leases and to all deeds of trust or mortgages which may now or hereafter effect the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions thereof.

SECTION THIRTY-TWO -- Terms Not to Be Revealed

     Lessee shall not reveal any of the terms of this lease to anyone except top its lender, attorney and/or accountant.

SECTION THIRTY-THREE -- No Waivers

     No waiver of any causes for termination, by acceptance of rent or otherwise, shall constitute a waiver of any past, present or future causes for termination. Any failure of Lessor to exercise any powers conferred by this lease, or to insist upon strict compliance by Lessee of its obligations under this lease, and not custom or practice which may become established which varies the terms of this lease shall constitute a waiver of Lessor's right to enforce the terms of this lease as they are written.

SECTION THIRTY-FOUR -- Miscellaneous

     Any amendments or changes to this lease must be in a written form and attached to this lease agreement as an Amendment or Addendum by the parties hereto and this lease is binding to the parties, their successors, heir or assigns. This lease agreement supersedes any and all verbal agreements.

SECTION THIRTY-FIVE -- Governing Law

The laws of Florida shall govern this lease.

SECTION THIRTY-SIX -- Expansion

     If, at any time during the term of this Lease or any extension thereof, Lessor determines that the premises leased to Lessee hereunder are needed to accommodate and facilitate expansion of the Wal-Mart store located in the shopping center, then Lessee shall, at Lessor's sole expense, move the location of Lessee's business to another site in the shopping center. Rent shall abate for the period of time Lessee's business is interrupted as a result of such move, but Lessee shall be entitled to no other compensation from Lessor other than abatement of rent as aforesaid for the business interruption.

SECTION THIRTY-SEVEN -- Estoppels

     Lessee hereby agrees to execute subordination agreements, non-disturbance agreements, attornment agreements, estoppel certificates and any other instruments required in connection with the sale of the Leased Premises or the temporary or permanent financing or refinancing of the Leased Premises within five (5) days after request by Lessor, provided, however, that such agreements shall not require Lessee to surrender its rights to possession under this lease agreement so long as Lessee pays all rentals and complies with all terms of this lease agreement. Lessor shall execute and deliver to Lessee estoppel certificates in connection with this Lease within five (5) days after request by Lessee. Lessee further agrees to furnish to Lessor within (5) days after request by Lessor a current financial statement for Lessee and for any guarantor of Lessee's obligations under this lease agreement. If Lessee fails to execute and furnish any such requested subordination agreement, non-disturbance agreement, attornment agreement, estoppel certificate, other instrument or current financial statement within five (5) days after request by Lessor, Lessee shall be obligated to pay Lessor a delinquency penalty of $20.00


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per day for each day thereafter until the same has been furnished. Lessor shall have the right at any time to assign Lessor's interest under this lease agreement to secure payment of any mortgage or mortgages now or hereafter placed upon the Lease premises and to subordinate this lease agreement to any lien or liens now or hereafter placed upon the Leased Premises to secure the payment of any such mortgage or mortgages.

SECTION THIRTY-EIGHT -- Certificate of Occupancy

     Lessee is to present to Lessor his permanent Certificate of Occupancy within thirty (30) days from the date of occupancy.

SECTION THIRTY-NINE -- Bad Checks

     If the Lessee shall issue a check to the Lessor which is returned unpaid for any reason, Lessee shall pay Lessor an addition charge of one hundred ($100.00) Dollars for Lessor's expense in connection therewith.

SECTION FORTY -- Exculpation

     Notwithstanding anything to the contrary set forth in this lease, it is specifically understood and agreed by Lessee that there shall be absolutely no personal liability on the part of Lessor or on the part of the Partners of Lessor with respect to any of the terms, covenants and conditions of the lease, and Lessee shall look solely to the equity, if any, of Lessor, in the shopping center for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of the lease to be performed by Lessor, such exculpation of personal liability to be absolute and without any exception whatsoever.

SECTION FORTY-ONE -- Hazardous Materials

     (a) Lessee covenants and warrants that Lessee, Lessee's Work and any alterations thereto and Lessee's use of leased premises will at all times comply with and conform to, at Lessee's own cost and expense, all laws, statues, ordinances, rules and regulations of any governmental, quasi-governmental or regulatory authorities ("Laws") which relate to the transportation, storage placement, handling, treatment, discharge, generation, production or disposal (collectively "Treatment") of any waste, petroleum product, waste products, radioactive waste, poly-chlorinated biphenyls, asbestos, hazardous materials of any kind, and any substance which is regulated by any law, statute ordinance, rule of regulation (collectively "Waste"). Lessee further covenants and warrants that it will not engage in or permit any person or entity to engage in any Treatment of any Waste on or which effects the leased premises.

     (b) Immediately upon receipt of any Notice (as hereinafter defined) from any person or entity, Lessee shall deliver to Lessor a true, correct and complete copy of any written Notice. "Notice" shall mean any note, notice or report of any suit, proceeding, investigation, order, consent order, injunction, writ, award or action related to or effecting or indicating the Treatment of any Waste in or effecting the leased premises.

     (c) Lessee hereby agrees it will indemnify, defend, save and hold harmless Lessor and Lessor's officers, directors, shareholders, employees, agents, partners, and their respective, heirs, successors and assigns (collectively "indemnified Partners") against and from, and to reimburse the indemnified Parties with respect to, any and all damages, claims, liabilities, loss, costs and expense (including, without limitation, all attorney's fees and expenses, court costs, administrative costs and costs of appeals), incurred by or asserted against the indemnified Parties by reason of or arising out of: (a) the breach of any representation or undertaking of Lessee under this section or (b) arising out of the Treatment of any Waste by Lessee or any licensee, concessionaire, manager or other party occupying or using the leased premises, in or effecting the leased premises.

     (d) Lessor is given the right, but not the obligation, to inspect and monitor the leased premises and Lessee's use of the leased premises in order to confirm Lessee's compliance with the terms of this section and the representations set forth in this section. Lessor may require that Lessee deliver to Lessor concurrent with Lessee's vacating the leased premises upon the expiration of this lease, or any earlier vacation of the leased premises by Lessee, at Lessee's expense, a certified statement by licensed engineers satisfactory to Lessor, in form and substance satisfactory to Lessor, stating that Lessee, Lessee's Work and any conformed to all Laws which relate to the Treatment of any Waste in or effecting the leased premises, however this provision shall not apply so long as Shochet Securities, Inc. is the Lessee of the premises.


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SEE ADDENDUM 1 AND ADDENDUM 2 ANNEXED HERETO AND INCORPORATED HEREIN BY THIS
REFERENCE.

     (e) Lessee agrees to deliver upon request from Lessor estoppel certificates to Lessor expressly stipulating whether Lessee is engaged in or has engaged in the Treatment of any Waste in or effecting the leased premises, and whether Lessee has caused any spill, contamination, discharge, leakage, release or escape of any Waste in or effecting the leased premises, whether sudden or gradual, accidental or anticipated, or any other nature, at or affecting the leased premises and whether, to the best of Lessee's knowledge, such an occurrence has otherwise occurred at or effecting the leased premises.

LESSOR:                             DATE:                     WITNESS

THREE ISLAND ASSOCIATES RETAIL      ____________          ______________________

By:____________________________     ____________          ______________________


LESSEE:

SHOCHET SECURITIES, INC.            ____________          ______________________

By:____________________________


Three Islands Associates Retail        9

                                  ADDENDUM - 1


     RENT ABATEMENT: Lessor shall grant Lessee nine (9) months "free rent" from March 1, 1996 through November 30, 1996. Lessee's obligation to pay rent shall commence at the end of said nine (9) month period, i.e., from December 1, 1996. During this "free rent" period. Lessee shall be obligated to escrow with Lessor all triple net fees (i.e., CAM, insurance and real estate taxes).

RENT SCHEDULE:

     Second Year of Term: (March 1, 1997 - February 28, 1998) Lessee shall pay Lessor the yearly minimum fixed rent of Ninety-Seven Thousand Eight Hundred Fifty Dollars and 00/100 ($97,850.00) payable in advance in equal monthly installments of Eight Thousand One Hundred Fifty-Four Dollars and 17/100 ($8,154.17) on the first day of each and every month during the second year of this lease.

     Third Year of Term: (March 1, 1998 - February 28, 1999) Lessee shall pay Lessor the yearly minimum fixed rent of One Hundred Thousand Seven Hundred Eighty-Five Dollars and 50/100 ($100,785.50) payable in advance in equal monthly installments of Eight Thousand Three Hundred Ninety-Eight Dollars and 79/100 ($8,398.79) on the first day of each and every month during the third year of this lease.

     Fourth Year of Term: (March 1, 1999 - February 29, 2000) Lessee shall pay Lessor the yearly minimum fixed rent of One Hundred Three Thousand Eight Hundred Nine Dollars and 07/100 ($103,809.07) payable in advance in equal monthly installments of Eight Thousand Six Hundred Fifty Dollars and 76/100 ($8,650.76) on the first day of each and every month during the forth year of this lease.

     Fifth Year of Term: (March 1, 2000 - February 28, 2001) Lessee shall pay Lessor the yearly minimum fixed rent of One Hundred Six Thousand Nine Hundred Twenty-Three Dollars and 34/100 ($106,923.34) payable in advance in equal monthly installments of Eight Thousand Nine Hundred Ten Dollars and 28/100 ($8,910.28) on the first day of each and every month during the fifth year of this lease.

     Sixth Year of Term: (March 1, 2001- February 28, 2002) Lessee shall pay the Lessor yearly minimum fixed rent of One Hundred Ten Thousand One Hundred Thirty-One Dollars and 04/100 ($110,131.04) payable in advance in equal monthly installments of Nine Thousand One Hundred Seventy-Seven Dollars and 59/100 ($9,177.59) on the first day of each and every month during the sixth year of this lease.

     Seventh Year of Term: (March 1, 2002 - February 28, 2003) Lessee shall pay Lessor the yearly minimum fixed rent of One Hundred Thirteen Thousand Four Hundred Thirty-Four Dollars and 97/100 ($113,434.97) payable in advance in equal monthly installments of Nine Thousand Four Hundred Fifty-Two Dollars and 91/100 ($9,452.91) on the first day of each and every month during the seventh year of this lease.

     Eight Year of Term: (March 1, 2003 - February 29, 2004) Lessee shall pay Lessor the yearly minimum fixed rent of One Hundred Sixteen Thousand Eight Hundred Thirty-Eight Dollars and 02/100 ($116,838.02) payable in advance in equal monthly installments of Nine Thousand Seven Hundred Thirty-Six Dollars and 50/100 ($9,736.50) on the first day of each and every month during the eighth year of this lease.

     Ninth Year of Term: (March 1, 2004 - February 28, 2005) Lessee shall pay Lessor the yearly minimum fixed rent of One Hundred Twenty Thousand Three Hundred Forty-Three Dollars and 16/100 ($120,343.16) payable in advance in equal monthly installments of Ten Thousand Twenty-Eight Dollars and 60/100 ($10,028.60) on the first day of each and every month during the ninth year of this lease.

     Tenth Year of Term: (March 1, 2005 - February 28, 2006) Lessee shall pay Lessor the yearly minimum fixed rent of One Hundred Twenty-Three Thousand Nine-Hundred Fifty-Three Dollars and 45/100 ($123,953.45) payable in advance in equal monthly installments of Ten Thousand Three Hundred Twenty-Nine Dollars and 45/100 ($10,329.45) on the first day of each and every month during the tenth year of this lease.


Three Islands Associates Retail        10

     RENEWAL OPTIONS: If Lessee faithfully performs and keeps all covenants of this lease during the initial term, the Lessee shall have the option of renewing the lease for two (2) additional periods of five (5) years from that date. Lessee shall pay Lessor the yearly minimum fixed rent as stated below, in advance in equal monthly installments as stated below on the first day of each and every month during the option terms of this lease. Said option is to be exercised by sending notice thereof by certified mail, postage prepaid, to Lessor at the address to which rent is then being paid, at least one hundred eighty (180) days prior to the expiration of the initial lease term.

     OPTION 1:
     ---------
     Option year 11 $127,672.05 annually; $10,639.34 monthly Option year 12 $131,502.21 annually; $10,958.52 monthly Option year 13 $135,447.28 annually; $11,287.27 monthly Option year 14 $139,510.69 annually; $11,625.89 monthly Option year 15 $143,696.02 annually; $11,974.87 monthly

     OPTION 2:
     ---------
     Option year 16 $148,006.90 annually; $12,333.91 monthly Option year 17 $152,447.10 annually; $12,703.93 monthly Option year 18 $157,020.52 annually; $13,085.04 monthly Option year 19 $161,731.13 annually; $13,477.59 monthly Option year 20 $166,583.06 annually; $13,881.92 monthly

TENANT FINISH:  (See Plans)

WATER AND SEWER CONNECTION FEES: Governmental authorities in charge of water and sewer service have imposed certain fees in connection with water and sewer service. Therefore, simultaneously with Lessee's first rental payment, Lessee will reimburse Lessor for any of Lessor's costs incurred in hooking up Lessee's water and sewer, and metering Lessee's water and sewer.

RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

SALES TAX ON RENTAL: Lessee will be wholly responsible for the cost of any sales tax due on rents during the term of this lease or any option periods.

REPAIRS OF DAMAGE CAUSED BY TENANT'S IMPROVEMENTS: Notwithstanding anything to the contrary, contained herein or in any attachment, Lessee agrees to repair any damage caused by adding its improvements or by the operation of its business, ordinary wear and tear excepted. This shall include, but not be limited to, damage caused by roof penetrations or installation of equipment, fixtures and furnishings.


Three Islands Associates Retail        11

                                   ADDENDUM - 2

     ADDENDUM TO LEASE dated as of January 19, 1996 by and between THREE ISLAND ASSOCIATES RETAIL ("Lessor") and SHOCHET SECURITIES, Inc. ("Lessee").

     1. In the event of a conflict between the terms and conditions set forth in the Lease and Addendum 1 and this Addendum-2, the terms and conditions of this Addendum-2 shall control.

     2. Supplementing the provisions of Section Five of the Lease, upon the execution hereof, Lessee shall pay to Lessor (a) the sum of $3,958.33, representing the minimum fixed rent for the period February 15-29, 1996, and (b) one-half (1/2) of the monthly installment of the required escrow for triple net fees (i.e., CAM, insurance and real estate taxes) for the period February 15-29, 1996.

     3. Section Eight of the Lease is amended to read as follows:

     "Upon the execution hereof Lessee will deposit with Lessor the amount of Sixteen Thousand Seven Hundred Eighty-Three and 33/100 ($16,783.33) which is equal to two (2) months' rent, plus six (6%) percent sales tax, which sum shall be applied by Lessor on account of minimum fixed rent for the months of December 1996 and January 1997."

     4. Supplementing the provisions of Section Nine (a) of the Lease, throughout the Lease term, as same may be extended in accordance with the provisions hereof, Lessor will not lease or permit the leasing of any portion of the center (excluding the anchors) containing 2,500 square feet or less to be used as a stock brokerage.

     5. Whenever in the Lease the term "shopping center" is used, same shall be deemed to mean the entire center but excluding the outlots and anchors, which area is indicated on the diagram annexed hereto as Schedule A-1. Lessor represents and warrants that the square footage of the shopping center is 10,500 square feet.

     6. Supplementing Sections Eleven, Twelve, Twenty-One and Twenty-Two, it is agreed that:

          (a) Lessee shall have the right to inspect and audit Lessor's books and records with respect to charges to Lessee for common area maintenance, real estate taxes and insurance costs for which Lessor is collecting escrow.

          (b) Lessee's pro rata share shall be deemed to be 47.6% which is calculated as Lessee's square footage, i.e., 5,000 divided by the square footage of the shopping center, i.e. 10,500.

          (c) If the amount escrowed under these sections shall exceed the amount actually expended during any lease year, then the excess amount of such escrow from any such year shall be credited towards Lessee's account in calculating the estimated escrow to be collected for the ensuing lease year.

          (d) Lessor represents and warrants to Lessee that the shopping center is a separate is tax lot for real estate tax purposes.

     7. Supplementing Section Thirteen of the Lease:

          (a) Lessee shall furnish Lessor with a punch list of items that are in need of repair in the demised premises within ten (10) days of the date hereof and Lessor shall promptly cause the repair of such punch list items.

          (b) Notwithstanding anything contained to the contrary in the Lease, throughout the term of the Lease and extensions, Lessor shall be responsible for the maintenance and repair of the structure of the premises.

          (c) Lessor will cause all warranties to be assigned to Lessee or shall cause Lessee to be named in any warranties affecting the premises, including without limitation, any warranties relating to the roof, air conditioning, heating system, etc.

     8. Supplementing Section Sixteen of the Lease, Lessor agrees that Lessor's written consent shall not be unreasonably withheld or delayed. Lessee's consent to any proposed alterations or additions to the demised premises shall be deemed to have been granted if Lessor fails to respond to Lessee's request for consent within ten (10) business days after Lessor's receipt of Lessee's receipt of Lessee's written request for consent, which request shall be sent by registered or certified mail or overnight courier, with receipt requested.

     9. Notwithstanding anything contained in Section Seventeen of the Lease to the contrary, if the demised premises are untenantable then the yearly minimum fixed rent and all triple net fees shall abate from the date said premises are untenantable until the premises have been rebuilt by Lessor.

     10. Supplementing Section Twenty-One of the Lease, Lessor represents to Lessee that there shall be no double billing of the amounts for insurance premiums under this Section and the amounts collected under Section Eleven of the Lease.

     11. Notwithstanding anything contained in Section Twenty-Two (c) of the Lease to the contrary, it is agreed that Lessee's pro rate share in connection with any attempts to have the tax assessment reduced shall be collected from any tax reduction that may be obtained. Furthermore, in the event Lessor shall not hire a company to have the assessment reduced, Lessee shall have the right to do so and Lessor agrees to cooperate with Lessee in connection therewith and execute such documents as may be required. Lessee shall be entitled to a pro rata share of any tax refund or reduction.

     12. Supplementing Section Twenty-Three of the Lease, Lessor's consent in connection with any proposed assignment or sublet not be unreasonably withheld or delayed. Lessor's consent shall be deemed to have been granted if Lessor fails to respond to Lessee's request for consent within ten (10) business days after Lessor's receipt of Lessee's written request for consent which request shall be sent by registered or certified mail or overnight courier, with receipt requested.

     13. Notwithstanding anything contained in SectionTwenty-Five of the Lease to the contrary, Lessee shall not be deemed to be in default under the Lease unless Lessee has received written notice of such alleged default by registered or certified mail, and Lessee shall have failed to cure such default within five
(5) days (in the case of monetary default) or fifteen (15) days (in the case of a non-monetary default) after Lessee's receipt of such notice, or in the case of a non-monetary default which is not capable of being cured within said fifteen
(15) days, so long as Lessee is diligently proceeding to cure such default, but in no event more than one hundred eighty (180) days. Lessor shall not be obligated to give Lessee notice of a monetary default more than two times in any lease year.

     14. Notwithstanding anything contained in Section Twenty-Six of the Lease to the contrary, Lessee may remove its personal property, equipment, furniture and trade fixtures from the demised premises.

     15. Notwithstanding anything contained in Section Thirty-Six of the Lease to the contrary, if Lessor shall exercise its right to relocate Lessee under this Section, such relocation shall be at Lessor's sole cost and expense to relocate Lessee to comparable space containing not less than the same square footage (i.e., 5,000 square feet) at the shopping center (the "Relocation Space"). In such event Lessor shall give Lessee not less than six (6) months' prior written notice of its desire to relocate Lessee. Lessor agrees to reimburse Lessee for all reasonable costs actually incurred in connection with the relocation, including, without limitation, the cost of reprinting stationery and business cards, moving expenses, new telephones, equipment and other similar items of expense. In no event shall the fixed rent and the triple net lease items for the Relocation Space exceed the yearly rent and escalations as set forth in this Lease for the premises. Lessor further agrees that Lessee shall not be required to relocate to the Relocation Space until the Relocation Space is ready for Lessee's occupancy. At such time Lessee shall be permitted to occupy the Relocation Space without having any obligation to pay the fixed yearly minimum rent for the first nine months of Lessee's occupancy of the Relocation Space. At such time as Lessee vacates the premises Lessor shall accept the premises in its "as is" condition.

     16. Supplementing Section Forty-One of the Lease:

          (a) Prior to the execution of this Lease, Lessor shall furnish Lessee with a Phase I environmental report.

          (b) Notwithstanding anything set forth in Section Forty-One to the contrary, Lessee shall not be responsible for the remediation of any Waste unless the need for same has arisen as a result of Lessee's acts during the Lease term.

     17. Supplementing the provisions of Addendum-1 dealing with Renewal Options, Lessor and Lessee agree that Lessee has been granted two separate options to renew the Lease term, each for an additional five (5) year period. The first such five (5) year option shall be exercised no later than 180 days prior to the expiration of the initial lease term and the second five (5) year option shall be exercised no later than 180 days prior to the expiration of the first five (5) year option term. Lessee shall not be in default of its obligations under the Lease, beyond the expiration of any notice and cure periods, at the time of the exercise of each of the respective options.

     18. Wherever in the Lease Lessor's consent of Lessor or approval is required, such approval or consent shall not be unreasonably withheld or delayed.

     19. Wherever in the Lease the phrase "satisfactory to Lessor" is used, same shall be deemed to read "reasonably satisfactory to Lessor."


                                   LESSOR:

                                   THREE ISLANDS ASSOCIATES RETAIL

                                   By: _____________________________


                                   LESSEE:

                                   SHOCHET SECURITIES, INC.

                                   By:  _____________________________

- --------------------------------------------------------------------------------

                                      Lease



     HALLANDALE PLACE                          HALLANDALE, FLORIDA
     -------------------------------------------------------------
                                                   Shopping Center



     JULIUS MUFSON, TRUSTEE, and ALAN J. GOLDSTEIN,
     TRUSTEE, d/b/a HALLANDALE PLACE JOINT VENTURE
     -------------------------------------------------------------
                                                   Landlord



                                      AND




     SHOCHET SECURITIES INC., a Florida corporation
     -------------------------------------------------------------
                                                   Tenant







                                           Date: November 30, 1984
                                                ------------------

- --------------------------------------------------------------------------------

     THIS LEASE dated this 30th day of November 1984,

between           JULIUS MUFSON, TRUSTEE, and ALAN J. GOLDSTEIN,       Landlord,
                  TRUSTEE, d/b/a HALLANDALE PLACE JOINT VENTURE
                  c/o CHARLES A. VON STEIN, INC.,
                  4875 N. FEDERAL HIGHWAY, SUITE 3-C
                  FORT LAUDERDALE, FLORIDA  33308

and               SHOCHET SECURITIES INC., a Florida corporation     ,the Tenant
                  1295 E. Hallandale Beach Boulevard
                  Hallandale, Florida  33009


                                   WITNESSETH:

     The Landlord does hereby lease and demise to the Tenant, the following: The premises (hereinafter sometimes referred to as "Demised Premises") as outlined in red on the Plan attached hereto, made a part hereof, and marked Schedule "A", being a part of the HALLANDALE PLACE (hereinafter sometimes referred to as "Shopping Center"), said Demised Premises contains approximately 3,380 sq. ft. (but shall in no event extend beyond the rear wall or window of the proposed store or beyond the actual store front thereof) to be used for only a discount stock brokerage office

for a term of three (3) ------------------- years See Option to Renew Rider Para. 45 beginning February 1, 1985 and expiring January 31, 1988.
As rent for said Demised Premises Tenant agrees to pay Landlord a guaranteed minimum rental of SEE RENTAL SCHEDULE "D" Dollars ( ) per annum; in addition to said guaranteed minimum rental, Tenant agrees to pay Landlord percentage rental as set out in Paragraph 20 hereof, and all other sums specified herein.

The parties hereto, intending to be legally bound hereby, further covenant with each other as follows:

START OF CONSTRUCTION AND COMMENCEMENT DATE

     ONE.--This lease is drawn for the interior of a store built as a part of a Shopping Center in accordance with Schedule "A" attached hereto and the conditions of this Lease. term shall expire on the last day of the month three years after the aforementioned Commencement Date. If the Commencement Date is not on the first day of a calendar month, rent for the period between Commencement Date and the first day of the following month shall be apportioned at the annual rate hereinabove provided (based on a 360 day annual basis) and shall be due and payable on the Commencement Date.

     Within (10) days after written demand from Landlord therefor, the Tenant shall deliver to Landlord an instrument satisfactory to Landlord setting out that the Lease has commenced, that Tenant is in possession of the premises , that payment of rent has commenced, and that Tenant has accepted the premises, or, if any of the above shall not be the case, the Tenant shall specify with particularity the reasons why such is not the case. The Tenant agrees to execute, if Landlord shall request, a Memorandum of Lease in form and substance satisfactory to Landlord.

PAYMENT OF RENT

     TWO.--All guaranteed minimum rents which commence March 1, 1985 are payable in equal monthly installments in advance without set-off or deduction of any kind, upon the first day of each calendar month of the tenancy at the office of the Landlord, or such other place as the Landlord may from time to time designate, all without relief from valuation and appraisement laws, and at the expiration of the term Tenant will peacefully yield up to the Landlord said premises in good order and repair, and broom clean.

REPAIRS ORDINANCES AND VIOLATIONS

     THREE.--The Tenant covenants: that no waste or damage shall be committed upon or to the said Demised Premises; that the premises shall be used for only the purpose hereinabove stated; that said premises shall not be used for any unlawful purpose and no violations of law or ordinance or duly constituted authority shall be committed thereon. Throughout said term, Tenant shall: take good care of the Demised Premises, fixtures and appurtenances and all alterations, additions and improvements to same; make all repairs and replacements in and about the same necessary to preserve them in good order and condition, which repairs and replacements shall be equal in quality to the original work; promptly pay the expense of such repairs and replacements; suffer no waste or injury to Demised Premises; give prompt notice to the Landlord of any damage that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force, applicable to the Demised Premises or to the Tenant's use and occupancy thereof, of the Municipal, City, County, State and Federal Governments and Landlord, and of each and every department, bureau and official thereof, and of the Board of Fire Underwriters having jurisdiction thereof.

     Landlord will keep in repair the structural exterior of the Demised Premises except any doors, moldings, trim, window frames, door frames, closure devices, door hardware, door hinges and/or windows, provided that Tenant shall give Landlord written notice of the necessity of such repairs, and provided that the damage thereto shall not have been caused by negligence or act of Tenant, in which event Tenant shall be responsible therefor. Landlord's obligation with respect to repairs to Demised Premises shall be only as expressly set forth in this paragraph.

INCREASED FIRE INSURANCE RATE

     FOUR.--Tenant shall not do, suffer to be done, or keep, or suffer to be kept anything in, upon or about the Demised Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including but not limited to public liability or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything be done, omitted to be done or suffered to be done by Tenant or kept or suffered by Tenant to be kept in, upon or about the premises that shall cause the rate of fire or other insurance on the premises or other property of Landlord in companies acceptable to Landlord to be increased beyond the minimum rate from time to time applicable to the Demised Premises for use for the purposes permitted under this lease or with such other property for the use or uses made thereof, Tenant will pay the amount of such increase promptly upon Landlord's demand as additional rent.

                                                                             (1)

*Tenant shall reimburse Landlord for all reasonable legal fees incurred by Landlord in conjunction with all matters, specifically including, but not limited to, notices of default, settlement negotiations, filing of suit on trial and appellate levels, etc., in enforcing any provisions of this lease.

ASSIGNMENT SUBLETTING

     FIVE.--Tenant expressly covenants that it will not assign, mortgage or encumber this agreement nor under-let or suffer or permit the Demised Premises or any part thereof to be used by others without the prior written consent of Landlord in each instance. In the event the Tenant hereunder shall be a corporation, any transfer, sale, pledge or other disposition of the corporate stock or voting securities of the Tenant shall be deemed an assignment of this Lease and therefore prohibited without the express written consent of Landlord. At all times during the term of this Leas and any renewal thereof, it is hereby agreed that the persons signing on behalf of the Tenant corporation shall be officers and directors of the said Tenant corporation and that they will collectively own at least 75% or more of all the stocks, equities and securities of said Tenant.

     If this Lease be assigned or if the Demised Premises or any part thereof be under-let or occupied by anyone other than Tenant without the expressed written consent of Landlord had and obtained, Landlord may collect rent from the assignee, under-tenant or occupant and apply the net amount collected to all rent herein reserved, but no assignment, under-letting , occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, under-tenant or occupant as Tenant, or a release of the performance of the covenants on Tenant's part herein contained.

     In the event the Landlord's written consent is given to an assignment or sub-letting, the Tenant shall, nevertheless, remain liable to perform all covenants and conditions thereto and to guarantee such performance by his assignee or sub-tenant.

BANKRUPTCY OR INSOLVENCY

     SIX.--To more effectually secure the Landlord against loss of the rent and other payments herein provided to be made by the Tenant, it is agreed as a further condition of this Lease that filing of any petition in bankruptcy, any assignment for the benefit of creditors, insolvency or other debtors' proceedings by or against the Tenant, or the adjudication in Bankruptcy of the Tenant or the appointment of a Receiver for Tenant by any Court shall be deemed to constitute a breach of this Lease, and thereupon without entry or other action by the Landlord, this Lease shall, at the option of Landlord, become and be terminated; notwithstanding any other provisions of this Lease, the Landlord shall forthwith upon any such termination be entitled to recover the rent reserved in this Lease for the residue of the term hereof less the fair rental value of the premises for the residue of said term.

     Any such action, proceeding, or filing on behalf of or against any Guarantor, Assignor, and/or Assignee of this Lease shall be deemed a breach of this Lease and shall entitle Landlord to any or all remedies set out herein.

LITIGATION

     SEVEN.--In the event the Landlord or its Agents, without fault on its/their part, become involved, through or on account of the terms of this Lease, or through or on account of the occupancy of the Demised Premises by the Tenant, or the conduct of Tenant's business upon said Demised Premises, in any controversy or litigation, the Tenant shall upon notice from Landlord or its Agents, immediately take all necessary steps to remove said Landlord's connection with, or liability under such controversy or litigation, and particularly if such controversy or litigation throws any cloud or incumbrance upon the title of said Landlord to its property provided, that if the Tenant believes it has a good and valid defense, or claim, in such controversy or litigation which Tenant desires to set up and maintain by and throughout court procedure and litigation, the Tenant shall have the right to do so, provided it fires executes and delivers to the Landlord and indemnifying bond with surety satisfactory to Landord, and discharges any and all final judgments, liens, costs, damages, expenses and obligations of Landlord whatsoever, in, or arising out of the controversy or litigation involving the Landlord or its Agents, including all costs, expenses and attorney's fees incurred by Landlord or its Agents in protecting their interest or defending themselves in such controversy or litigation. Tenant and Guarantor, if any, hereby waives, and agrees that it will waive, all rights to trial by jury in any and all legal proceedings arising under this Lease, out of the termination of this Lease, or with respect to the Demised Premises or the Shopping Center or the use thereof.*

UTILITIES

     EIGHT.-- Tenant shall, at its own cost and expense, pay all charges when due for water, gas, electricity, heat, sewer rentals or charges and any other utility charges incurred in the use of the Demised Premises. If Landlord shall elect to supply water, gas, electricity, or any other utility service, Tenant agrees to purchase same from Landlord and to pay the charges therefor when bills are rendered at the applicable rates. The Tenant shall use reasonable diligence in the conservation of these utilities.

COMMON AREA MAINTENANCE

     NINE.--Tenant agrees that it will pay to the Landlord as and when bills are rendered therefor, a proportionate share of the following costs incurred in Shopping Center; operation, painting, lighting, municipal or local fire protection or hydrant charges, cleaning, premiums on insurance policies, sewerage and garbage disposal, installation and removal of community projects, exterminating, policing and maintenance of the parking area, walks and ways and for areas common to all occupants of the Shopping Center, as may be necessary from time to time. The share of costs to be paid by Tenant shall be computed in one of the following manners, at Landlord's sole election: either (a) 50 (cents) for each square foot of the total floor area of the Demised Premises per annum, or (b) the proportionate share of costs on the basis that the total floor area of the Demised Premises bears to the total leasable area of the Shopping Center. Unless Landlord shall designate Landlord's choice in writing, it shall be deemed that Landlord has selected the payment designated in (a). However, Landlord shall have the privilege and option, from time to time, of selecting either (a) or (b). In any event, payment shall be made by the Tenant monthly, simultaneously with the payment of rent, and there shall be no abatement, refund or diminishment of these sums even though there may be interruptions in the service, so long as there shall be reasonable diligence by the Landlord to effectuate the necessary repairs.

     Tenant further covenants that if its Lease is terminated by reason of default on its part, or if it fails to take possession of Demised Premises or leaves the Demised Premises prior to the expiration of this Lease, that it shall remain liable to pay such share of such costs. Tenant agrees that this is not be construed as a penalty and that it shall be liable therefor only for such period or periods of time as during the term of this Lease, the Demised Premises are vacant.

STORE APPEARANCE OUTSIDE

     TEN.--Tenant shall maintain its show windows in a neat and clean condition, shall keep sidewalk adjoining the Demised Premises clean and free from rubbish, refuse or garbage and shall store all trash and garbage within the Demised Premises and shall arrange for the regular pick up of trash and garbage. In the event that Tenant shall fail to keep the property adjoining the Demised Premises clean and free from rubbish, refuse or garbage, Landlord shall, in addition to all other rights afforded to Landlord herein, have the right to cause the removal of such material and to charge Tenant the cost therefor, which cost shall be due and payable immediately upon presentation of a bill to Tenant for payment therefor. Tenant shall not burn any trash of any kind in or about the building, nor shall Tenant permit rubbish, refuse or garbage to accumulate or fire hazard to exist about the Demised Premises.

PARKING

     ELEVEN.--In addition to the Demised Premises, Tenant shall have the right of non-exclusive use, in common with others, of (a) automobile parking areas, driveways and footways, and of (b) such loading facilities as may be designated, from time to time, by Landlord; all to subject to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

     All common areas and facilities not within the Demised Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or diminution of such areas be deemed constructive or actual eviction.

     Tenant and its employees shall not park cars in parking space provided for customers on property of which Demised Premises are a part or in alleys or service courts serving buildings or Landlord except in areas which may be designated by Landlord for tenant parking. Where there is a rear entrance, all loading and unloading of goods shall be made at the rear entrance. Tenant agrees that upon written notice from Landlord it will, within five days, furnish Landlord with the state automobile license numbers assigned to its car and the cars of all its employees. If Tenant or its employees shall park their cars in space provided for customer parking, Tenant shall pay additional rent to the Landlord at the rate of $10.00 per day per car.

SIGNS

     TWELVE.--The Tenant shall not display any sign, picture, advertisement, awning, merchandise, or notice on the outside of the building of which the Demised Premises are a part, nor on the outside or inside of the Demised Premises, except as shall conform to the requirements of the Landlord. In the event that Tenant shall fail to comply with the provisions of this Paragraph, Landlord shall have the right, in addition to all other remedies granted Landlord herein, to cause the immediate removal of such signs at the cost of Tenant, which cost shall be due and payable immediately upon presentation of a bill to Tenant for payment therefor. To accomplish the provisions of this Paragraph, the Landlord shall have the right to enter Tenant's premises and to do all things necessary to cause the removal of all signs not in compliance with the provisions of this Paragraph.

OUTSIDE DISPLAYS

     THIRTEEN.--The Tenant shall not display any merchandise, place vending machines or showcases or other obstructions on the outside of the building, or the Demised Premises, or in any lobby or passageway adjoining the same which shall extend beyond the store front of the Demised Premises.

INTERIOR ALTERATIONS

     FOURTEEN.--Tenant may, at its expense, make such alterations and improvements to the Demised Premises and install interior partitions as it may require, provided that the written approval of the Landlord be first obtained and that such improvements and alterations are done in a workmanlike manner in keeping with all building codes and regulations and in no way harm the structure of the Demised Premises, provided that at the expiration of this Lease or any extension thereof, Tenant, if requested to do so by Landlord, at its expense, shall restore the within Demised Premises to its original condition and repair any damage to the premises

                                                                             (2)
resulting from the installation or removal of such partitions, fixtures, or equipment as may have been installed by Tenant.

     The Landlord reserves the right, before approving any such changes, additions, or alterations, to require the Tenant to furnish it a good and sufficient bond, conditioned that it will save Landlord harmless from the payment of any claims, either by way of damages or liens. All of such changes, additions, or alterations shall be made solely at the expense of the Tenant; and the Tenant agrees to protect, indemnify and save harmless the Landlord on account of any injury to third persons or property, by reason of any such changes additions, or alterations, and to protect, indemnify and save harmless Landlord from the payment of any claim of any kind or character on account of bills for labor or material in connection therewith.

FIRE

     FIFTEEN.--If the Demised Premises are damaged by fire or other insured casualty, not occurring through any act or failure to act on the part of Tenant, its agents, servants or employees, and such damage can be repaired within 120 days of the date of such occurrence; this Lease shall remain full force and effect, and the Landlord shall promptly repair such damage at its expense, and in that event, there shall be a proportionate abatement of rent for so much of the Demised Premises as may be untenantable during the period of repair or restoration. If in the opinion of a registered Architect or Engineer appoi8nted by the Landlord the Demised Premises are damaged by fire or other casualty to such an extent that the damage cannot be repaired or restored within 120 days from the date of such occurrence, or that such damage is due to any act or failure to act on the part of Tenant, its agents, servants or employees, this Lease shall terminate at the option of Landlord upon written notice given within thirty (30) days after such occurrence. If this option is not exercised by Landlord, then this Lease shall continue in full force and effect. If 25% or more of the buildings of which the Demised Premises form a part are damaged by fire or other casualty to such an extent that the same cannot be restored within 120 days of the date of such occurrence, this Lease may be cancelled at the option of the Landlord upon thirty (30) days written notice from the date of such occurrence, even though the premises occupied by the Tenant have not become untenantable, and there shall be an adjustment of rent to said date of termination. In addition, there shall be no obligation upon the part of Landlord to repair or rebuild during the last three (3) lease years of the term of this Lease unless Tenant shall, within fifteen (15) days after such occurrence, exercise any option to extend the term of this Lease that may be afforded to Tenant under the terms hereof. Landlord's obligation to repair or rebuild pursuant to this paragraph Fifteen shall be limited to a basic building and the replacement of any interior work which may have originally been installed at Landlord's cost. Except as herein provided, there shall be no obligation to repair or rebuild in the case of fire or other casualty.

HOLDOVER

     SIXTEEN.--If the Tenant shall occupy said premises with the consent of the Landlord after the expiration of this Lease, and rent is accepted from said Tenant, such occupancy and payment shall be construed as an extension of this Lease for the term of one month only from the date of such expiration, and occupation and payment thereafter shall operate to extend the term of this Leas for but one month at a time unless other terms of such extension are indorsed hereon in writing and signed by the parties hereto. In such event if either Landlord or Tenant desires to terminate said occupancy at the end of any month after the termination of this Lease, the party so desiring to terminate the same shall give the other party at least thirty (30) days written notice to that effect. Failure on the part of the Tenant to give such notice shall obligate it to pay rent for an additional calendar month, following the month in which the Tenant has vacated the Demised Premises. If such occupancy continues without the consent of the Landlord, Tenant shall pay to the Landlord, as liquidated damages, double the amount of rent at the highest rate specified in this Lease for the time Tenant retains possession of the premises or any part thereof after termination of the term by lapse of time or otherwise.

INSPECTION

     SEVENTEEN.--Landlord expressly reserves the following rights; (a) to enter said premises at any time to examine or to make such repairs, additions or alterations as it may deem necessary for the safety, improvement or preservation thereof, or of said building, but Landlord assumes no obligation to make repairs to said premises or said building other than as expressly stated in this Lease; and (b) to enter the Demised Premises and display a notice or sign "FOR RENT" and/or "FOR SALE" at any time within six months before the expiration or on the sooner termination of this Lease, and to maintain the same as placed; and (c) during or after the time Tenant abandons or vacates the premises or otherwise defaults hereunder, to enter and decorate, remodel, repair, alter or otherwise prepare the premises for reoccupancy. The exercise of any reserved right by Landlord shall never be deemed an eviction or disturbance of Tenant's use and possession of the premises and shall never render Landlord liable in any manner to Tenant or to any other person.

LIABILITY

     EIGHTEEN.--Landlord shall not be under any responsibility or liability in any way whatsoever for the quality, quantity, impairment, interruption, stoppage, or other interference with service involving water, heat gas, electric current for light and power, telephone, or any other service. Landlord shall not be liable for any damage to property of Tenant or of others located on the Demised Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from (but not limited to) fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Demised Premises or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Demised Premises, occupants of adjacent property. of the Shopping Center, or the public, or caused by operations in construction of any private, public or quasi-public work. All property of Tenant kept or stored on the Demised Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers.

LIABILITY FOR DAMAGES AND PLATE GLASS TENANT

     NINETEEN.--The Tenant agrees to be responsible for any damage to the property of the Landlord which may result from any use of the Demised Premises, or any act done thereon by the Tenant or any person coming or being thereon by the license or permission of the Tenant, express or implied, and also to save the Landlord harmless from any liability to any person or estate, for damage to person or property, resulting from any such causes, and to protect such liability with Public Liability insurance and to furnish Landlord at the commencement of the term a certificate issued by the insurance carrier showing such insurance in force and with Landlord covered thereby with limitations of at least $250,000/$500,000 in case of bodily injury or death and at least $50,000 in case of property damage. Tenant agrees to replace all glass broken, damaged or destroyed in any manner whatever, the Tenant assuming all responsibility for the glass in the Demised Premises, and to cause such liability to be protected by plate glass insurance at Tenant's expense, and further to deposit such plate glass insurance policy or certificate showing such insurance in force with Landlord during the term of this Lease.

     In the event that Tenant does not procure such insurance as aforesaid, Landlord may at its option purchase the same in the name of Tenant and/or may at its option include such coverage in any master policy carried by Landlord. If Landlord exercises its rights hereunder the Tenant shall, upon demand, pay all costs thereof to Landlord together with an administrative charge of $25.00 for each such coverage made by Landlord on behalf of Tenant. Tenant agrees, at Tenant's expense to keep all plumbing and heating lines from the point of entrance to Demised Premises to the point of actual use, tight and free from leakage and stoppage at all times and to use reasonable diligence in the conservation of these supplies. If Tenant shall enter the Demised Premises prior to the term hereof, Tenant shall be liable as herein set out such occupancy shall be upon all the terms and conditions hereof except that rent shall be due at the time set forth in Paragraph One hereof. Such prior occupancy shall be Tenant at its own risk.


                                                                             (3)

BUSINESS OPERATION

     TWENTY-ONE.--Tenant shall, during the term of this Lease, continuously use the Demised Premises for the purpose stated in this Lease, carrying on therein Tenant's business undertaking diligently, assiduously and energetically. Tenant shall maintain on the premises a substantial stock of goods, wares and merchandise and equipment, adequate to assure successful operation of Tenant's business. Tenant shall keep the premises open and available for business activity therein during all usual days and hours for such business in the vicinity and during such period and hours as are set by the Landlord and/or Merchants' Association except when prevented by strikes, fire, casualty or other causes beyond Tenant's reasonable control. Tenant shall include the address and identity of its business activity of like character conducted by Tenant shall be mentioned, and shall not divert elsewhere any trade, commence or business which ordinarily would be transacted by Tenant or from the Demised Premises. The Tenant shall not at any time conduct o the premises in an auction sale, nor shall it conduct the type of business which is commonly referred to as a "second hand" store, army, navy or governmental" surplus" store.

     Tenant shall not conduct any "fire sale", "dress sale", "bankruptcy sale", "going out of business sale", or any other sale designed to convey to the public that business operations are to be discontinued and Tenant shall not apply for or cause to be applied for any municipal, state, local, or federal license or permit applicable to such sales.

     The parties recognize and acknowledge that the Tenant's agreement to operate its business with the public within the Demised Premises is a material inducement to Landlord to enter into this Lease and the parties further recognize and acknowledge that the damages that Landlord might sustain by reason of Tenant's inability or unwillingness to operate its business during the hours and days set by the Landlord and/or Merchants' Association is incapable of exact calculation. Accordingly, the Tenant expressly agrees that the Landlord may enforce the requirement that Tenant operate during such times and days by injunction or any other legal or equitable remedy, whether such relief may require mandatory enforcement or otherwise.

WAIVERS

     TWNETY-TWO.--The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this Lease, or to exercise any option contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment and/or sub-letting hereof no further assignment and/or sub-letting shall be made without express consent in writing by the Landlord.

SUBORDINATION

     TWENTY-THREE.--This Lease, at the option of Landlord, shall be subject and subordinate at all times, to the lien of the mortgages now on the Demised Premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises, and subject and subordinate to any lease or other arrangement or right to possession under which Landlord is in control of Demised Premises and to the rights of the owner or owners of the Demised Premises and of the land or buildings of which the Demised Premises are a part. The Tenant will execute and deliver such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

     The Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the estate of the Landlord or of any interest of the Landlord in the Demised Premises, or upon or in the building or buildings or improvements there on or hereafter erected or placed thereon, it being agreed that should the Tenant cause any improvements, alterations or repairs to be made to the Demised Premises, or material furnished or labor performed therein, or thereon, neither the Landlord nor the Demised Premises nor any improvements shall under any consideration be liable for the payment of any expenses incurred or for the value of any work done or material furnished to the Demised Premises or any part thereof: but all such improvements, alterations, repairs, materials and labor shall be done at the Tenant's expense and the Tenant shall be solely and wholly responsible to cont5ractors, laborers and materialmen furnishing labor and material to said premises and building or buildings and improvements or any part thereof and all such laborers, materialmen and contractors are hereby charged with notice that they must look solely and wholly to the Tenant and the Tenant's interest in the premises, to secure the payment of any bills for work done and materials furnished.

DEFAULT

     TWENTY-FOUR.--(a): (1) If Tenant shall default in the payment of any rent or other payments required of Tenant, or any part thereof and if such default shall continue for five (5) days after the payment shall be due, or (2) if Tenant shall default in the performance or observance of any other agreement or condition on its part to be performed or observed and if Tenant shall fail to cure said default within ten (10) days after notice of said default from Landlord, or (3) if any person shall levy upon, take, or attempt to take this leasehold interest or any part thereof upon execution, attachment or other process of law, or (4) if Tenant or any affiliate of Tenant shall make default with respect to any other Lease or agreement between it and Landlord or any affiliate Landlord, or (5) if the premises shall be deserted, vacated, abandoned, or business operations shall not be conducted therein for a period of three or more days, or (6) if this lease or any interest therein shall be operation of law devolve upon or pass to any person or persons other than Tenant, or (7) if Tenant shall fail to move into and take possession of the Demised Premises and open for


                                                                             (4)
business within thirty (30) days after Landlord's giving notice to Tenant that the Demised Premises are ready for occupancy by Tenant, then, in any of said cases (notwithstanding any license of any former breach of agreement or condition or waiver of the benefit hereof or consent in a former instance). Landlord lawfully may immediately, or at any time thereafter, and without any further notice or demand, terminate this Lease and Tenant will forthwith quit and surrender the Demised Premises, but Tenant shall remain liable as hereinafter provided.

(b) If this Lease shall be terminated, as provided in this paragraph:

     (1) The Landlord may immediately, or at any time thereafter, re-enter and resume possession of the Demised Premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding at law or in equity, or by force or otherwise, without being liable for any damages therefor. No re-entry by the Landlord shall be deemed and acceptance of a surrender of this Lease.

     (2) The Landlord may relet the whole or any part of the Demised Premises for a period equal to, or greater or less than the remainder of the then term of this Lease, at such rental and upon such terms and concessions as the Landlord shall deem reasonable, to any person which it may deem suitable and satisfactory and for any use and purpose which it may deem appropriate. In no event shall the Landlord be liable in any respect for failure to relet the Demised Premises, or in the event of such reletting, for failure to collect the rent thereunder. Any sums or other consideration received by the Landlord on a reletting in excess of the rent reserved in this Lease shall belong to the Landlord. (c) If this Lease shall be terminated as provided in this Paragraph, or by summary proceedings or otherwise, and whether or not the premises shall be relet, the Landlord shall be entitled to recover from the Tenant and the Tenant shall pay to the Landlord, the following;

     (1) (A) An amount equal to all expenses, including reasonable counsel fees incurred by the Landlord in recovering possession of the Demised Premises, and
(B) all reasonable costs and charges for the care of the Demised Premises while vacant, and C) and amount equal to all expenses incurred by the Landlord in connection with the reletting of the Demised Premises or any part thereof, including broker's commissions, advertising expenses, and the cost of repairing, renovating or remodeling the Demised Premises; which amounts set forth in this subdivision (1) shall be due and payable by the Tenant to the Landlord at such times as the expenses, costs and charges shall have been incurred; and

     (2) An amount equal to a minimum rent and other charges required to be paid by the Tenant under this Lease, less the net rent, if any, collected by the Landlord on reletting the Demised Premises: which amount shall be due and payable by the Tenant to the Landlord on the several days on which such minimum rent and other charges would have become due and payable had this Lease not been terminated, and the Tenant shall pay to the Landlord the amount of any deficiency then existing. The net rent collected by the Landlord on reletting shall be computed by deducting from the gross rents collected, the expenses, costs and charges referred to in sub-division (1) of this sub-paragraph. Without any previous notice or demand separate actions may be instituted by the Landlord against the Tenant from time to time to recover any damages which at the commencement of any such action shall then or theretofore have become due and payable to the Landlord under any provisions hereof without waiting until the end of the original term of this Lease, and neither the institution of suit or suits, proceeding or proceedings, nor the entering of judgment therein shall bar the Landlord from bringing a subsequent suit or proceeding for damages of any kind theretofore or thereafter suffered. It is expressly agreed that the forbearance on the part of the Landlord in the institution of any suit or entry of judgment for any part of the rent herein reserved to the Landlord, including gut not limited to the unliquidated percentage rent then due, shall in no wise serve as a defense against nor prejudice a subsequent action for such rent. The Tenant hereby expressly waives Tenant's right to claim a merger of such subsequent action in any previous suit or in the judgment entered therein. Furthermore, it is expressly agreed that claims for liquidated or minimum annual rent and those for unliquidated percentage rent may be regarded by the Landlord, if it so elects, as separate claims capable of being assigned.

     The Landlord, at its election, which shall be exercised by the service of a written notice on the Tenant, may collect from the Tenant and the Tenant shall pay in lieu of the sums becoming due after the service of such notice under the provisions of sub-division (2) of this sub-paragraph, an amount equal to the difference between the minimum rent, additional rent and other charges required to be paid by the Tenant under this Lease, (from the date of the service of such notice to and including the date of the expiration of the term of this Lease which had been in force immediately prior to any termination effected under this Paragraph), and the then fair and reasonable rental value of the Demised Premises for the same period, is counted to the date of the service of such notice at the rate of six (6%) percent per annum. In determining the rental value of the Demised Premises, the rental realized by any reletting shall be deemed prima facie evidence thereof.

     (d) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

     (e) The Tenant hereby waives any notice which may be required by statute or otherwise prior to the commencement of an action to obtain possession of the premises by summary proceedings or otherwise.

     (f) Notwithstanding any other provision of this Lease, if Tenant shall default in the payment of any rent and/or any other payments required of Tenant, or any part thereof, and if such default shall continue for five (5) days after the payment thereof shall be due, then without any previous notice or demand, and without terminating this Lease, Landlord may institute any action, suit or proceeding provided for by law (notwithstanding the fact that such is not otherwise provided for herein), against the Tenant from time to time to recover any of the aforesaid sums which at the commencement of any such action, suit or proceeding shall then or theretofore have become due and payable to the Landlord under any provisions hereof, without waiting until the end of the original term of this Lease, and neither the institution of such action, suit or proceeding nor the settlement thereof or entering of judgment therein shall terminate this Lease, nor shall it bar the Landlord from bringing subsequent actions, suits or proceedings from time to time for any sum or sums of any kind which shall thereafter become due and owing from the Tenant to the Landlord under any of the terms hereof or otherwise. The Tenant hereby expressly waives any right or defense which it may have to claim a merger of such subsequent actions, suits or proceedings in any previous action, suit or proceeding or in the settlement thereof or judgments entered therein.

     (g) All sums other than minimum rent payable hereunder by the Tenant are hereby deemed and declared to be additional rent under the terms of this Lease and the Landlord shall have any and all rights afforded it hereunder to collect the same. Such sums shall include, but not be limited to: minimum rent, percentage rent, parking area maintenance charges, excess real estate taxes attorneys' fees, court costs, utility bills, merchants' association assessments and dues.

REMOVAL OF FIXTURES

     TWENTY-FIVE.--If after default in payment of rent or violation of any other provision of this Lease, or upon the expiration of this Lease, or prior to the issuance of final order or execution of warrant, then and in that event, the said fixtures, signs and property shall be deemed abandoned by Tenant and shall be come the property of the Landlord, or Landlord may notify Tenant to remove same at Tenant's own cost and expense, and upon the failure of Tenant so to do, Landlord may, in addition to any other remedies available to it, remove said trade fixtures, signs or other property as the duly authorized agent of Tenant, and store the same in the name and at the expense of Tenant or those claiming through or under it under any usual or proper form of warehouse receipt, whether or not authorizing the sale of same for non-payment of storage charges, without in any way being liable for trespass, conversion or negligence by reason of the acts of Landlord or anyone claiming under it or by reason of the negligence of any person in caring for the same while in storage and Tenant will pay to Landlord upon demand any and all expenses and charges incurred upon such removal and storage, irrespective of the length of time of storage. Landlord shall have a lien as security for the payment of the rent and other charges hereby reserved upon all goods and chattels which are or may be placed in and upon the said premises during the term hereby crested: and that such lien may be enforced, on the nonpayment of the rent hereby reserved or other default of Tenant hereunder, by the seizure and sale of the said goods and chattels pursuant to a distress warrant issued by the Landlord.

ATTORNEYS' FEES

     TWENTY-SIX.--If Tenant shall make any default or defaults under this Lease, Landlord may, at its election, immediately or at any time thereafter, without waiving any claim for breach of agreement, and without notice to Tenant, cure such default or defaults for the account of Tenant; if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, or if the Landlord shall cure such default or defaults for the account of Tenant, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. The cost to Landlord thereof shall be due and payable on demand or and shall be deemed to be additional rent and shall be added to the installment of rent next accruing or to any subsequent installment of rent, at the election of Landlord. Landlord shall not be responsible to Tenant for any loss or damage resulting in any manner by reason of its undertaking any acts in accordance with the provisions of this Lease.


                                                                             (5)

     Tenant agrees that in the event its default in performance of any of the terms, conditions or covenants of this Lease requires the Landlord, in the exercise of it sole discretion, to use the services of an attorney whether or not an employee of Landlord to attempt to, or to successfully remedy such default, that Tenant will reimburse Landlord for any and all expenses incurred in its use of such attorney and in any action which said attorney may take. Such expenses shall include, but are not limited to: legal fees, court costs, costs of filing and serving summons and/or complaints, etc. The term "default" as used in this paragraph shall mean, but is not to be construed as limited in meaning, to: nonpayment of : minimum rent, percentage rents, utility bills, real estate taxes, real estate assessments, merchants' association assessments or dues, common area contribution.

SECURITY

     TWENTY-SEVEN.--As security for the faithful performance by Tenant of all of the terms and conditions upon the Tenant's part to be performed, Tenant has this day deposited with Landlord the sum of THREE THOUSAND ----- Dollars, which shall be returned to Tenant, without interest, thirty (30) days after the day set forth for the expiration of the term herein (notwithstanding this Lease may be sooner terminated), provided, however, that Tenant has fully and faithfully carried out all of the terms, covenants and conditions on its part to be performed. Landlord shall have the right to apply any part of said deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease.

     In the event of a sale of the building or lease of the land on which it stands, subject to this Lease, the Landlord shall have the right to transfer this security to the vendee or lessee and the Landlord shall be considered released by the Tenant from all liability for the return of such security and the Tenant shall look solely to the new Landlord for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord and any attempt to do so shall be void. In the event of any rightful and permitted assignment of this Lease, the said security deposit shall be deemed to be held by Landlord as a deposit made by the assignee and Landlord shall have no further liability with respect to the return of said security deposit to the assignor. Any mortgagee of Landlord shall be relieved and released from any obligation to return such security in the event such mortgagee comes into possession of the Demised Premises and/or the Shopping Center by reason of foreclosure of its security interest or any proceeding in lieu thereof.

     In the event of any bankruptcy or other proceeding against or by Tenant under Paragraph Six hereof, it is hereby agreed that all security held hereunder shall be deemed to be applied first to rent and other charges first due to Landlord for all periods prior to the filing of any such proceedings.

REAL ESTATE TAXES

     TWENTY-EIGHT.--As used herein, the term "Taxes" shall mean and include all real estate taxes, assessments, license and permit fees, charges for any easement maintained for the benefit of the Demised Premises and other governmental levies and charges of every kind and nature whatsoever, general and special, extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof which shall or may during the term of this Lease be levied, assessed, imposed, become due and payable or liens upon, or arise in connection with the use, occupancy or possession of, or grow due and payable out of, or for, the entire Shopping Center or any part thereof, or any rent or income received therefrom, or any land, buildings or other improvements therein, including interest on installment payments and all costs and fees (including reasonable attorneys' fees) incurred by Landlord in contesting Taxes, assessments and/or negotiating with public authorities with respect to the same. For the purpose of this Article 28, the term "Taxes" shall not include any charge (such as a water meter charge and the sewer rent based thereon) which is measured by the consumption by the actual user of the item or service for which such charge is made. Further, nothing herein contained shall be construed to include as Taxes any inheritance, estate, succession, transfer, gift, franchise, corporation, net income or profit tax or capital levy that is or may be imposed upon Landlord, provided, however, that if at any time during the term of this Lease the methods and/or bases of taxation prevailing at the Commencement Date shall be altered so that in addition to, or in lieu of or as a substitute for the whole or any part of the Taxes now levied, assessed or imposed on real estate as such, there shall be levied, assessed or imposed (i) a tax on the rents received from such real estate, or (ii) a license fee measured by the rents receivable by Landlord from the Shopping Center or any portion thereof. pr
(iii) a tax or license fee imposed upon Landlord which is otherwise measured by or based in whole or in part upon rents derived from the whole Shopping Center or any portion thereof, then and in any of such events the same shall be included in the computation hereunder of Taxes.

     Landlord shall pay or cause to be paid (subject to the provisions regarding contributions by Tenant hereinafter set forth) all Taxes which may be levied, assessed, or imposed by the lawful tax authorities against the land, buildings or other improvements in the entire Shopping Center. The official tax Bill or bills, as the case may be, issued by such lawful taxing authorities shall be conclusive evidence as to the amount of any such tax (or installment thereof) levied, assessed or imposed upon the Shopping Center.

     On the first day of each month during the term of this Lease, Tenant shall pay to Landlord, as additional rent in advance, the amount obtained by (i) computing 1/12 of all Taxes levied, assessed or imposed upon the Shopping Center during each tax year in which the month in question falls, (ii) multiplying the sum resulting from the computation in step (i) by a fraction, the numerator of which shall be the floor area of the Demised Premises, and the denominator of which shall be the floor area of all leasable space in the entire Shopping Center (the resultant amount being hereinafter referred to as the "Per Square Foot Taxes"), the status of such floor area in each instance to be determined as of the first day of the month in question. If on the first day of the month in question the amount of any Tax payable during the then current tax year shall not have been determined by the taxing authorities, then the amount payable by Tenant shall be based on the amount of the corresponding Tax of the immediately preceding tax year, subject to immediate adjustment when the amount of such Tax for the then current tax year shall be determined and Tenant shall pay such adjustment upon being billed therefor by Landlord. If any Tax shall be levied, assessed or imposed for any fiscal period which does not contain 12 months, then in making the computation of Tenant's obligation for Taxes for each month in such fiscal period, there shall be substituted in the computation under step
(i), in lieu of 1/12 of such Tax, that fraction thereof arrived at by dividing such Tax by the number of months in such fiscal period.

EMINENT DOMAIN

     TWENTY-NINE. - If 10% or more the Demised Premises or 15% or more of the Shopping Center of which the Demised Premises are a part shall be acquired or condemned by right of eminent domain for any public or quasi public use or purpose, then landlord at its election may terminate this Lease by giving notice to Tenant of its election, and in such event rentals shall be apportioned and adjusted as of the date of termination. If the term of this Lease shall not be terminated as aforesaid, then the term of this Lease shall continue in full force and effect, and Landlord shall within a reasonable time after possession is physically taken (subject to delays due to shortage of labor, materials or equipment, labor difficulties, breakdown of equipment, government restrictions, fires, other casualties or other causes beyond the reasonable control of Landlord) repair or rebuild what may remain of the Demised Premises for the occupancy of Tenant; and a just proportion of the minimum rent shall be abated, according to the nature and extent of the injury to the Demised Premises, until what may remain of the Demised Premises shall be repaired and rebuilt as aforesaid; and thereafter a just proportion of the minimum rent shall be abated, according to the nature and extent of the part of the Demised Premises acquired or condemned, for the balance of the term of the Lease.

     Landlord reserved to itself, and Tenant assigns to Landlord, all rights to damages accruing on account of any such taking or condemnation or by reason of any act of any public or quasi authority for which damages are payable. Tenant agrees to execute such instruments of assignment as may be required by Landlord, to join with Landlord in any petition for the recover of damages, if requested by Landlord, and to turn over to Landlord any such damages that may be recovered in any such proceeding. If Tenant shall fail to execute such instruments as may be required by Landlord, or to undertake such other steps as may be requested as herein stated, then and in any such event, Landlord shall be deemed the duly authorized irrevocable agent and attorney-in-fact of Tenant to execute such instruments and undertake such steps as herein stated in and on behalf of Tenant. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable or trade fixtures installed by Tenant at its own cost and expense and which are not part of the realty.

LAY-OUT OF SHOPPING CENTER

     THIRTY. - This Lease does not guarantee a continuance of light and air over the Demised Premises or any property adjoining the Demised Premises; the reference herein made to the Plan setting forth the general lay-out of the buildings, parking areas, and other improvements shall not be deemed to be a warranty, or representation. However, the Demised Premises when constructed, will be substantially in dimensions and size as indicated on the Plan.

     Landlord hereby reserves the right at any time to make alterations or additions to and to build additional stories on the buildings in which the Demised Premises are contained and to build additions adjoining the same or elsewhere in the Shopping Center. Landlord also reserves the right to construct other buildings or improvements in the Shopping Center from time to time and to make alteration thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same.

INTERPRETATION

     THIRTY-ONE. - It is agreed that if any provision of this Lease shall be determined to be void by any court of competent jurisdiction then such determination shall not affect any other provision of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of tow constructions, on of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.


                                                                             (6)

ENTIRE AGREEMENT

     THIRTY-TWO. - It is agreed that neither Landlord nor anyone acting on its behalf has made any statement, promise or agreement, or taken upon itself any engagement whatever, verbally or in writing, in conflict with the terms of this Lease, or that in any way modifies, varies, alters, enlarges or invalidates any of its provisions, and that no obligations of the Landlord shall be implied in addition to the obligations herein expressed.

     All notices to be given hereunder by either party shall be in writing and given to the Landlord or the Tenant, and shall be sent by registered or certified mail postage prepaid addressed to the party intended to be notified at the post office address of such party last known to the party giving notice, and notice given as aforesaid shall be a sufficient service thereof and shall be deemed given as of the date when deposited in any office, or in any post office box regularly maintained by the Federal Government. A duplicate copy of all notices from the Tenant shall be sent to mortgagee if Landlord has informed Tenant of the name and address of the mortgagee. A mortgagee shall have the same rights to cure any default which landlord has.

     Within ten days after request thereof by Landlord, or in the event that upon any sale, assignment or hypothecation of the Demised Premises and/or the land thereunder by Landlord, Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto (or stating those claimed by Tenant) and such other relevant facts as may be therein requested.

     It is understood that the term Landlord and Tenant used herein, shall be construed to mean Landlords and Tenants where there is more than one, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, masculine or feminine, shall in all cases be assumed as though fully expressed.

     The word "Landlord" as used in this Lease means only the owner for the time being of Landlord's interest in this Lease. In the event any assignment of Landlord's interest in this Lease, the assignor shall no longer be liable for the performance or observance of any agreements or conditions on the part of Landlord to be performed or observed.

     In the event the Tenant hereunder shall be a corporation, the parties executing this Lease hereby covenant and warrant that: the Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the state wherein the Demised Premises are located; all franchise and corporate taxes have been paid to date; all future forms, report, fees and other documents necessary to comply with applicable laws will be taken or filed when due.

HAVE AND HOLD

     The Landlord covenants that the Tenant, subject to the conditions and covenants herein contained, on paying the rent and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the demised premises for the term aforesaid.

     The convenants and agreements contained in the foregoing Lease are binding upon the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns.

SUBMISSION OF LEASE

     THIRTY-THREE. - The submission of this Lease for examination does not constitute and offer to lease, and this Lease becomes effective only upon execution thereof by Landlord and Tenant. Upon the execution of this Lease by the Tenant, the Landlord is granted by the Tenant an option on the part of the Landlord for thirty days to execute and complete this Lease. Said option may not be withdrawn during said thirty day period. If Landlord shall not execute this Lease within said period and immediately thereafter return a fully executed copy to Tenant, Tenant may withdraw its offer hereunder.

INSURANCE

     THIRTY-FOUR. - The Landlord has purchased fire and extended coverage and public liability insurance insuring the Shopping Center of which these Demised Premises are a part. The Landlord may hereafter raise such coverage in such amounts as may from time to time be prudent to Landlord within its sole discretion. Such policies may insure the Shopping Center of which these Premises are a part and other properties and locations; in such event, there shall be a just and equitable allocation of the insurance costs chargeable to the Shopping Center of which these Demised Premises are a part. Tenant agrees to pay to Landlord on the first day of each and every month as Tenant's contribution toward such costs the amount obtained computing one-twelfth (1/12th) of the annual insurance costs, multiplying the sum resulting from such computation by a fraction, the numerator of which shall be the floor area of the Demised Premises and the denominator of which shall be the floor area of all leaseable space in the entire Shopping Center. In the event that it is from time to time necessary to make adjustment in such computation, the Landlord shall do so and the Tenant shall promptly make such payment upon being billed therefor.

REPAIR LABOR

     THIRTY-SIX. - Provided that the laws of the State wherein the Demised Premises are located or the Federal laws do not make the following provision unlawful, then, whenever the Tenant makes any repairs, alterations or improvements (including original improvements and fixturing), it shall use only union labor of a recognized building trade. The Landlord shall not enforce the foregoing provision unless and until a work stoppage or strike is in progress or is threatened in any part of the Shopping Center.

DELIVERIES

     THIRTY-SEVEN. - Tenant shall complete or cause to be completed all deliveries, loading, unloading and servicing at the Demised Premises prior to 10 A.M. of each day. No delivery trucks or other vehicles servicing the Demised Premises shall park or stand in front of or at the rear of the Demised Premises after 10 A.M. of each day. The Landlord reserves the right to further regulate the activities of the Tenant in regard to deliveries and servicing of the Demised Premises; and Tenant agrees to abide by such further regulations of Landlord.

LIMITED LIABILITY

     THIRTY-EIGHT. - If the Landlord or any successor in interest shall be an individual, joint venture, tenancy in common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy in common, firm or partnership, or on such joint venture, tenancy in common, firm or partnership, in respect to any of the covenants or conditions of this lease. Tenant shall look solely to the estate and property of the Landlord in the land and buildings comprising the Shopping Center of which the demised premises are a part, for collection of any judgment (or other judicial process) requiring the payment of money by the Landlord or in the event of any default or breach by the Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of the Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.


                                                                             (7)

RECORDATION

     FORTY. - Landlord may, whenever Landlord deems it necessary, record this Lease and abstracts and memoranda thereof, whether required or permitted by law, in whatever States or jurisdictions in which the same is recordable, at Tenant's sole cost and expense (including, but not limited to, the recording fees, taxes and other costs and expenses of recordation), which tenant shall pay to Landlord immediately upon any such recordation; and further, Landlord shall have such right of recordation notwithstanding any recordation, if any, of this Lease or any abstracts or memoranda thereof by Tenant, or any other act of Tenant.

TERMINATION

     FORTY-ONE. - In the event the Commencement Date of this Lease shall not have in fact occurred within four (4) years of the date hereof, this Lease thereupon shall be automatically null and void and of no force and effect.

SUSPENSION OF POSSESSION

     FORTY-TWO. - If Landlord is unable to tender Tenant possession of the Demised Premises as herein provided, buy reason of the holding-over of a previous occupant or by reason of any other cause beyond the control of Landlord, Landlord shall not be liable to the Tenant therefor and during the period that Landlord is unable to give possession, all rights, remedies and obligations of both parties hereunder shall be suspended.

NO LIEN PROVISION

     FORTY-THREE. - Certain rights are afforded under this lease to the Tenant permitting the Tenant to make certain renovations and improvements in the premises demised hereunder. Notwithstanding this, however, the parties understand and agree that the Tenant shall never have the right to undertake any act which would allow the imposition of a lien on the interest of the Landlord in the property and improvements constituting the Shopping Center of which the Demised Premises are a part, and the Tenant agrees that it will undertake to present to all of those persons who may deal with Tenant, where applicable, that it has no authority, right or privilege to allow, suffer or permit the imposition of any lien contrary to that set out herein.

     This Lease consists of 43 paragraphs, a plan marked Schedule "A", sign requirements marked Schedule "B" and construction requirements marked Schedule "C", Rider Paragraphs 44 and 45, Rider to Paragraph 12 and rental Schedule "D".

     IN WITNESS WHEREOF, this Lease has been duly executed by the parties hereto, intending to be legally bound thereby, under seal as of the day and year first written above.

Witnesses:
                                          LANDLORD:
                                          JULIUS MUFSON, TRUSTEE, AND ALAN J.
/s/ [ILLEGIBLE]                           GOLDSTEIN, TRUSTEE d/b/a HALLANDALE
- -----------------------------------       PLACE JOINT VENTURE

/s/ Ruth Cezzik                           By: /s/ Julius Mufson
- -----------------------------------          ------------------------------
As to Landlord


                                          TENANT:
/s/ Patricia Riccio                       SHOCHET SECURITIES INC., a Fla. corp.,
- -----------------------------------
/s/ [ILLEGIBLE]                           By:/s/ Marvin A. Shochet
- -----------------------------------          ------------------------------
As to Tenant                                 Marvin A. Shochet, President

                                          Attest: /s/ Sally Shochet
                                                 --------------------------
                                                 Sally Shochet, Sec./Treas.


                                                                             (8)

     RIDER ATTACHED TO LEASE BY AND BETWEEN
     HALLANDALE PLACE JOINT VENTURE, AS LANDLORD, and
     SHOCHET SECURITIES INC., AS TENANT,
     ANNEXED THERETO AND MADE A PART THEREOF,
     DATED NOVEMBER 30, 1984.

RIDER TO PARAGRAPH TWELVE: In furtherance of the restrictions imposed upon the Tenant herein, and not in limitation thereof, the Tenant agrees that it shall not display, within or without the premises, any handmade or handlettered signs and shall maintain the signs within the premises of similar quality to those of other tenants in the Shopping Center of which the demised premises are a part. Any breach of the foregoing shall be deemed to be a material breach and a default entitling the Landlord to all of the rights and remedies provided in this Lease.

RIDER PARAGRAPH FORTY-FOUR: Reference is made to lease dated December 22, 1977, between E.M. Loew's Theatres, Inc., as landlord and Landlord, as Tenant, of certain premises of which the leased premises is a part. A Memorandum of Lease has been recorded with the Public Records of Dade County, Florida OR Book 7466 at Page 385. Notwithstanding anything contained in this Lease to the contrary, this Lease and the rights of Tenant hereunder are subject to the provisions of the Parent Lease, insofar as they shall be applicable, and if there are any provisions of this Lease which are inconsistent with any of the provisions of the Parent Lease shall control and the repugnant provisions of this Lease shall be modified to the extent necessary to remove the inconsistency, without any claim for damages by Tenant against Landlord. If for any reason the term of the Parent Lease shall terminate (including, but without limitation, by the exercise by the landlord or tenant thereunder of any election to it therein), then the term of this Lease shall likewise terminate simultaneously with such termination, and neither party hereto shall acquire any right or cause of action against the other as the result of such termination. Wherever Tenant is obligated to name Landlord as an additional insured, Tenant will, upon request of Landlord, also name Overlandlord.

     RIDER ATTACHED TO LEASE BY AND BETWEEN
     JULIUS MUFSON, ET AL, AND LANDLORD, and
     SCHOCHET SECURITIES INC., a Florida Corp.,
     AS TENANT, ANNEXED THERETO AND MADE A
     PART THEREOF AND DATED NOVEMBER 30, 1984.

RIDER PARAGRAPH FORTY-FIVE: Option to Renew: Provided the Tenant shall have fully performed its obligations to be performed hereunder in strict compliance with the terms hereof, the Tenant shall have the right and privilege of electing to renew the term of this lease for a period of three (3) years, said term to commence immediately upon the expiration of the term conferred hereunder, and to terminate at midnight on the third anniversary hereof. Said additional term shall be under terms and conditions as set out herein, excepting, however, that the minimum guaranteed annual rents for such term shall be as follows:

     During the first year of the option term, THIRTY-TWO THOUSAND ONE HUNDRED TEN and 08/100 DOLLARS ($32,110.08) payable in equal monthly installments of TWO THOUSAND SIX HUNDRED SEVENTY-FIVE and 84/100 DOLLARS ($2,675.84) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     During the second year of the option term, THIRTY-THREE THOUSAND EIGHT HUNDRED and 04/100 DOLLARS ($33,800.04) payable in equal monthly installments of TWO THOUSAND EIGHT HUNDRED SIXTEEN and 67/100 DOLLARS ($2,816.67) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     During the third year of the option term, THIRTY-FIVE THOUSAND FOUR HUNDRED NINETY and 00/100 DOLLARS ($35,490.00) payable in equal monthly installments of TWO THOUSAND NINE HUNDRED FIFTY-SEVEN and 50/100 DOLLARS ($2,957.50) each , plus applicable taxes and any and all other charges provided for as set forth in this lease.

Such option to renew shall be exercised by Tenant's delivering to Landlord written notice of such intent not later than one hundred eighty (180) days prior to the expiration of this Lease. Delivery of such notice to the place where Tenant's rent is paid, by Certified Mail, shall constitute sufficient notification to Landlord by Tenant.

               [This page is map of SITE DEVELOPMENT PLAN of the
            Hallandale Place located on Hallandale Beach Boulevard.]


                                 SCHEDULE "A"

     RIDER ATTACHED TO LEASE BY AND BETWEEN
     HALLANDALE PLACE JOINT VENTURE, AS LANDLORD
     AND SHOCHET SECURITIES INC., AS TENANT,
     ANNEXED THERETO AND DATED November 30, 1984

                  SCHEDULE "B" --- TENANTS SIGN SPECIFICATION

Tenant shall be required to conform with the following construction specifications unless Tenant obtains a waiver thereof in writing from Landlord for mall front and/or exterior signs.

LOCATION OF SIGN

The location of the Tenant's sign shall be for mall front and/or exterior signs as approved by the Landlord. The sign may be placed on the face of the mall wall between the mall opening and the beam above for mall fronting stores and on the face of the building above the doors and below the parapet or roof overhand where exterior signs are specifically approved.

Signs may not be placed above canopies or on mansard facing without the consent of the Landlord. The location of all signs shall be as approved by the Landlord.

SIZE OF TENANT'S SIGN

(a) For mall store fronts, the sign shall fit within the designated sign facia panel if sign is of applied lettering type and shall be contained within a rectangular space not exceeding 2/3 of the area of the designated sign panel. Box signs may be used only by special permission of the Landlord and shall cover the entire designation sign facia panel or the box shall be proportioned to provide esthetically proportioned edge spaces.

(b) For exterior store fronts the sign shall be proportioned to be contained within a rectangular area not to exceed 15% of the exterior wall surface, including openings, allocated to the tenant's rental unit.

PROJECT OF TENANT'S SIGN

(a) The sign shall not project above the canopy, bottom of Mansard, Parapet, or mall beam of Tenant's rental unit.

(b) The sign shall not project more than 8 inches from the wall surface designated for the mounting of signs.

TYPES OF SIGNS PERMITTED - ALL SIGNS MUST BE ILLUMINATED

The tenant shall install a sign of one of the following types of construction, depending upon which sign type the landlord requires for that particular location. No other types of sign shall be permitted.

(a) Plastic or metal silhouette letters, not less than 1-inch thickness.

(b) Metal channeled letters.

ERECTION, MAINTENANCE AND REMOVAL OF TENANT'S SIGN

(a) All work shall be done in a workmanlike manner by master mechanics and when exposed to the weather, shall be on non-corrosive materials and secured with non-corrosive fastenings in a manner not to cause staining of the face of the building.

(b) Any damages to facia shall be repaired by Tenant at Tenant's expense and to Landlord's satisfaction and approval. Exterior signs shall not disturb the weatherproofing of the structure.

(c) Signs shall comply with the applicable building and fire codes and shall not reduce the fire resistivity of the building.

(d) All local ordinances must be complied with.

(e) Tenant's sign company must carry adequate insurance to cover any accident or damage.

(f) No  painting of any type will be permitted on the building.

(g) Transformers must be located in the attic space, inside above Tenant's rental store front, or within the sign letter or box.

(h) Wiring must be concealed except for face mounted exterior signs where jumpers may be permitted between individual letters.

(i) Signs shall be properly maintained and operated. Illuminated signs shall have burned out lamps, tubes, etc., promptly replaced. Visible surfaces shall not be permitted to deteriorate and shall be restored if damage of such occurs.

(j) Upon removal of the sign or vacating the demised premises Tenant shall remove sign and restore facia to original condition of the Tenant's expense, and to the satisfaction and approval of the Landlord.

APPROVAL

The shop drawing for Tenant's sign must be submitted to the Landlord in Triplicate for approval, no work shall commence until said approval is received by the Tenant from the Landlord. Landlord's approval shall not relieve the tenant from the duty of conforming with any and all applicable [ILLEGIBLE]

     RIDER ATTACHED TO LEASE BY AND BETWEEN
     HALLANDALE PLACE JOINT VENTURE, AS
     LANDLORD, AND SHOCHET SECURITIES INC.,
     AS TENANT, ANNEXED THERETO AND MADE A
     PART THEREOF AND DATED November 30, 1984.

                           CONSTRUCTION SCHEDULE "C"

1. Tenant agrees to take the demised premises in an "as is" condition.

2. Air conditioning will be checked and leaks repaired.

     RIDER ATTACHED TO LEASE BY AND BETWEEN
     JULIUS MUFSON, ET AL, AS LANDLORD, and
     SHOCHET SECURITIES INC., AS TENANT,
     ANNEXED THERETO AND MADE A PART THEREOF
     AND DATED November 30, 1984.

                              RENTAL SCHEDULE "D"

The minimum guaranteed annual rental during the first year of the term of this lease shall be TWENTY-SEVEN THOUSAND FORTY and 08/100 DOLLARS ($27,040.08) payable in equal monthly installments of TWO THOUSAND TWO HUNDRED FIFTY-THREE and 34/100 DOLLARS ($2,253.34) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

The minimum guaranteed annual rental during the second year of the term of this lease shall be TWENTY-EIGHT THOUSAND SEVEN HUNDRED THIRTY and 04/100 DOLLARS ($28,730.04) payable in equal monthly installments of TWO THOUSAND THREE HUNDRED NINETY-FOUR and 17/100 DOLLARS ($2,394.17) each, plus applicable taxes and any and all other charges provided for as set forth in this lease. The minimum guaranteed annual rental during the third year of the term of this lease shall be THIRTY THOUSAND FOUR HUNDRED TWENTY and 00/100 DOLLARS ($30,420.00) payable in equal monthly installments of TWO THOUSAND FIVE HUNDRED THIRTY-FIVE and 00/100 DOLLARS ($2,535.00) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

Annual Rental for first year to be adjusted to reflect 11 months rent 3/85 to 2/86.

Square footage adjustment to be made if additional footage is used for Morrison's Cafe.

REVISED SCHEDULE "A" is contained on this page. It is the site plan for Hallandale Place located on Hallandale Beach Boulevard.

                               AMENDMENT TO LEASE

     THIS AMENDMENT, made and entered into this 25th day of July, 1986, by and between JULIUS MUFSON, TRUSTEE, and ALAN J. GOLDSTEIN, TRUSTEE, d/b/a HALLANDALE PLACE JOINT VENTURE, as Landlord, hereinafter referred to as "Landlord", and SHOCHET SECURITIES INC., as Tenant, hereinafter referred to as "Tenant."

                                  WITNESSETH:

     WHEREAS, the Parties desire to amend certain terms and conditions of that certain Lease entered into on the 30th day of November, 1984, by and between JULIUS MUFSON, TRUSTEE, and ALAN J. GOLDSTEIN, TRUSTEE, d/b/a HALLANDALE PLACE JOINT VENTURE, AND SHOCHET SECURITIES INC. covering certain premises in Broward County, Florida, more particularly described on Exhibit "A" attached hereto and by this reference made a part thereof, said Lease being hereinafter designated as the "Lease".

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficient whereof is hereby acknowledged, the Parties do agree as follows:

     1. Page 1, paragraph after "Witnesseth:" delete "3,380" and in place insert "6,305".

     2. The term of this lease shall be extended for three (3) years commencing February 1, 1988 and expiring January 31, 1991.

     3. Rental Schedule "D" delete the third paragraph and in place insert the following:

     "The minimum guaranteed monthly rental payable February 1, 1987 and March 1, 1987 shall be TWO THOUSAND FIVE HUNDRED THIRTY-FIVE and 00/100 DOLLARS ($2,535.00) each month, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     The minimum guaranteed monthly rental commencing April 1, 1987 through January 31, 1988 shall be FOUR THOUSAND SEVEN HUNDRED TWENTY-EIGHT and 75/100 DOLLARS ($4,728.75) each, plus applicable taxes and any and all other charges provided for as set forth in this lease."

     4. The following paragraphs shall be added to Rental Schedule "D":

     "The minimum guaranteed annual rental during the fourth year of the term of this lease shall be FIFTY-NINE THOUSAND EIGHT HUNDRED NINETY-SEVEN and 52/100 DOLLARS ($59,897.52) payable in equal monthly installments of FOUR THOUSAND NINE HUNDRED NINETY-ONE and 46/100 DOLLARS ($4,991.46) each, plus aplicable taxes and any and all other charges provided for as set forth in this lease.

     The minimum guaranteed annual rental during the fifth year of the term of this lease shall be SIXTY-THREE THOUSAND FIFTY and 04/100 DOLLARS ($63,050.04) payable in equal monthly installments of FIVE THOUSAND TWO HUNDRED FIFTY-FOUR and 17/100 DOLLARS ($5,254.17) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     The minimum guaranteed annual rental during the sixth year of the term of this lease shall be SIXTY-SIX THOUSAND TWO HUNDRED TWO and 56/100 DOLLARS ($66,202.56) payable in equal monthly installment of FIVE THOUSAND FIVE HUNDRED SIXTEEN and 88/100 DOLLARS ($5,516.88) each, plus applicable taxes and any and all other charges provided for as set forth in this lease."

     5. Rider Paragraph Forty-five: Option to Renew: shall be deleted in its entirely and in place inserted the following:

RIDER PARAGRAPH FORTY-FIVE: Option to Renew: Provided the Tenant shall have fully performed its obligations to be performed hereunder in strict compliance with the terms hereof, the Tenant shall have the right and privilege of electing to renew the term of this lease for a period of three (3) years, said term to commence immediately upon the expiration of the term conferred hereunder, and to terminate at midnight on the third anniversary hereof. Said additional term shall be under terms and conditions as set out herein, excepting, however, that the minimum guaranteed annual rents for such term shall be as follows:

     During the first year of the option term, SIXTY-NINE THOUSAND THREE HUNDRED FIFTY-FIVE and 08/100 DOLLARS ($69,355.08) payable in equal monthly installments of FIVE THOUSAND SEVEN HUNDRED SEVENTY-NINE and 59/100 DOLLARS ($5,779.59) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     During the second year of the option term, SEVENTY-TWO THOUSAND FIVE HUNDRED SEVEN and 60/100 DOLLARS ($72,507.60) payable in equal monthly installments of SIX THOUSAND FORTY-TWO and 30/100 DOLLARS ($6,042.30) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     During the third year of the option term, SEVENTY-FIVE THOUSAND SIX HUNDRED SIXTY and 00/100 DOLLARS ($75,660.00) payable in equal monthly installments of SIX THOUSAND THREE HUNDRED FIVE and 00/100 DOLLARS ($6,305.00) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

Such option to renew shall be exercised by Tenant's delivering to landlord written notice of such intent not later than one hundred eighty (180) days prior to the expiration of this Lease. Delivery of such notice to the place where Tenant's rent is paid. by Certified Mail, shall constitute sufficient notification to Landlord by Tenant.

     6. It is understood and agreed Tenant's employees shall park in the parking spaces provided the shopping center by St. Mathews Church along the north end of the Church property line.

     7. Schedule "A" is to be replaced with Revised Schedule "A" attached hereto.

     8. As so modified and amended, the Lease is hereby adopted, ratified and confirmed effective July 1, 1986.

     IN WITNESS WHEREOF, the Landlord and the Tenant have respectively signed and sealed this Lease as of the day and year first above written.

WITNESSES:                              LANDLORD: JULIUS MUFSON, TRUSTEE,
                                        AND ALAN J. GOLDSTEIN, TRUSTEE,
/s/ [ILLEGIBLE]                          d/b/a HALLANDALE PLACE JOINT VENTURE
- -------------------------
                                        By: /s/ Julius Mufson
/s/ Loretta I. Dodds                         -------------------------
- -------------------------

                                        TENANT: SHOCHET SECURITIES INC.,
/s/ [ILLEGIBLE]                                          a Florida corporation,
- -------------------------
                                        By: /s/ Marvin A. Shochet
                                             ----------------------------
/s/ Robert D. Smith                          Marvin A. Shochet, President
- -------------------------
                                        Attest: /s/ Sally Shochet
                                                   ----------------------
                                                   Sally Shochet, Sec/Treas.

                           SECOND AMENDMENT TO LEASE

     THIS AMENDMENT, made and entered into the 1st day of November, 1990, by and between SHOCHET SECURITIES INC., as tenant, and JULIUS MUFSON, TRUSTEE, and ALAN
J. GOLDSTEIN, TRUSTEE, d/b/a HALLANDALE PLACE JOINT VENTURE, as Landlord, hereinafter referred to as "Landlord".

                                  WITNESSETH:

     WHEREAS, the Parties desire to amend certain terms and conditions of that certain Lease entered into on the 30th day of November, 1984, by and between SHOCHET SECURITIES, INC., and JULIUS MUFSON, TRUSTEE, and ALAN J. GOLDSTEIN, TRUSTEE, d/b/a HALLANDALE PLACE JOINT VENTURE covering certain premises in Broward County, Florida, more particularly described on Exhibit "A" attached hereto and by this reference made a part thereof, said Lease being hereinafter designated as the "Lease".

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, the Parties do agree as follows:

     1. The term of this Lease shall be extended for two (2) years eleven (11) months commencing February 1, 1991 through December 31, 1993.

     2. The last paragraph of Rental Schedule "D" shall be deleted and in place inserted the following:

     "The minimum guaranteed monthly rental commencing February 1, 1990 through December 31, 1990 shall be FIVE THOUSAND FIVE HUNDRED SIXTEEN and 88/100 DOLLARS ($5,516.88) each, plus applicable state taxes and any and all other charges provided for as set forth in this lease."

     3. The minimum guaranteed annual rental commencing January 1, 1991 through December 31, 1993 shall be SIXTY-THREE THOUSAND FIFTY and 04/100 DOLLARS ($63,050.04) per year payable in equal monthly installments of FIVE THOUSAND TWO HUNDRED FIFTY-FOUR and 17/100 DOLLARS ($5,254.17) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     4. It is understood and agreed Tenant shall not be obligated to pay base rent for the months of January, February and March 1991 but shall pay only prorata common area maintenance, prorata real estate taxes and prorata insurance plus applicable taxes as called for in paragraphs 9, 28, 34, respectively, of the lease for the months of January, February and March 1991.

     5. As so modified and amended, the Lease is hereby adopted, ratified and confirmed.

     IN WITNESS WHEREOF, the Landlord and the Tenant have respectively signed and sealed this Lease as of the day and year first above written.

WITNESSES:                                 LANDLORD: JULIUS MUFSON, TRUSTEE,
                                             AND ALAN J. GOLDSTEIN, TRUSTEE,
                                             d/b/a HALLANDALE PLACE JOINT
/s/ [ILLEGIBLE]                              VENTURE
- -----------------------------------

                                           By: /s/ Julius Mufson, TRUSTEE
/s/  [ILLEGIBLE]                                 ------------------------
- -----------------------------------


                                            TENANT:  SHOCHET SECURITIES INC.

/s/ Alicia Brown
- -----------------------------------         By:/s/ Marvin A. Shochet
                                                  ----------------------------
                                                   Marvin A. Shochet, President
/s/ Alicia Brown
- -----------------------------------
                                            By: /s/ Sally Shochet
/s/ Grace [Illegible]                            ----------------------------
- -----------------------------------                 Sally Shochet, Sec./Treas.

                              [TEXT OMMITTED]

     During the third year of the option, EIGHTY-FIVE THOUSAND ONE HUNDRED SEVENTEEN and 56/100 DOLLARS ($85,117.56) payable in equal monthly installments of SEVEN THOUSAND NINETY-THREE and 13/100 DOLLARS ($7,093.13) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     Such option to renew shall be exercised by Tenant's delivering to Landlord written notice of such intent not later than one hundred eighty (180) days prior to the expiration of this Lease. Delivery of such notice to the place where Tenant's rent is paid, by Certified Mail, shall constitute sufficient notification to Landlord Tenant."

     2. All other terms and conditions of the lease shall remain in full force and effect.

     3. As so modified and amended, the Lease is hereby adopted, ratified and confirmed.

     4. The submission of this Amendment to Lease to the parties herein does not constitute and offer to amend the Landlord's Lease and this Amendment to Lease becomes effective only upon execution thereof by the Landlord and the Tenant.

IN WITNESS WHEREOF, the Landlord and the Tenant have respectively signed and sealed this Lease as of the day and year first above written.

WITNESSES:                              LANDLORD: JULIUS MUFSON, TRUSTEE, AND
/s/ [ILLEGIBLE]                         ALAN J. GOLDSTEIN, TRUSTEE, d/b/a
- -----------------------------------     HALLANDALE PLACE JOINT VENTURE

/s/ Olga M. Zuniga                      By: /s/ Julius Mufson, TRUSTEE
- -----------------------------------         --------------------------


                                        TENANT:  SHOCHET SECURITIES INC.

/s/ [ILLEGIBLE]                         By:/s/ Marvin A. Shochet
- -----------------------------------        ----------------------------
                                           Marvin A. Shochet, President

/s/ [ILLEGIBLE]                         By: /s/ Sally Shochet
- -----------------------------------         --------------------------
                                            Sally Shochet, Sec./Treas.

                            THIRD AMENDMENT TO LEASE

     THIS AMENDMENT, made and entered into the 29th day of September, 1993, by and between SHOCHET SECURITIES INC., as Tenant, and JULIUS MUFSON, TRUSTEE, and ALAN J. GOLDSTEN , TRUSTEE, d/b/a HALLANDALE PLACE JOINT VENTURE, as Landlord, hereinafter referred to as "Landlord".

                                  WITNESSETH:

     WHEREAS, the Parties desire to amend certain terms and conditions of that certain Lease entered into on the 30th day of November, 1984, and amended on July 25, 1986 and November 1, 1990 by and between Tenant and Landlord covering certain premises in Broward County, Florida, more particularly described on Exhibit "A" attached hereto and by this reference made a part thereof, said Lease being hereinafter designated as the "Lease".

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, the Parties do agree as follows:

     1. The following paragraph shall be added to the lease:

     "RIDER PARAGRAPH FORTY-SIX" SECOND OPTION TO RENEW: Provided the Tenant shall have fully performed its obligations to be performed hereunder in strict compliance with the terms hereof, the Tenant shall have the right and privilege of electing to renew the term of this lease for a period of three (3) years, said term to commence immediately upon the expiration of the first option term conferred hereunder, and to terminate at midnight on the third anniversary hereof. Said additional term shall be under the same terms and conditions as set out in the lease, excepting, however, that the minimum guaranteed annual rent for the option shall be as follows:

     During the first year of the option, SEVENTY-EIGHT THOUSAND EIGHT HUNDRED TWELVE and 52/100 DOLLARS ($78,812.52) payable in equal monthly installments of SIX THOUSAND FIVE HUNDRED SIXTY-SEVEN and 71/100 DOLLARS ($6,567.71) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.

     During the second year of the option, EIGHTY-ONE THOUSAND NINE HUNDRED SIXTY-FIVE and 04/100 DOLLARS ($81,965.04) payable in equal monthly installments of SIX THOUSAND EIGHT HUNDRED THIRTY and 42/100 DOLLARS ($6,830.42) each, plus applicable taxes and any and all other charges provided for as set forth in this lease.